COMMITMENT REDUCTION AND
AMENDMENT AND RESTATEMENT AGREEMENT

This Commitment Reduction and Amendment and Restatement Agreement dated as of June 22, 2012 (this “Agreement”), among THE MCCLATCHY COMPANY (the “Borrower”), the LENDERS party hereto, and BANK OF AMERICA, N.A. (“Bank of America”), as Administrative Agent (the “Agent”), under the Amended and Restated Credit Agreement dated as of February 11, 2010 (as further amended through the date hereof, the “Existing Credit Agreement”), among the Borrower, the lenders party thereto and the Agent.

WHEREAS, the undersigned Withdrawing Lenders (as defined herein) have requested that their respective Commitments be reduced to zero, and the Borrower has agreed, with the consent of the Continuing Lenders (as defined herein) and the Agent, upon the terms and subject to the conditions set forth herein, to such Commitment reductions.

WHEREAS, the Borrower has requested, and the undersigned Continuing Lenders (as defined herein) and the Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Existing Credit Agreement be amended and restated as provided herein.

SECTION 1. Defined Terms. a) Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement (as defined in Section 3 below); provided that the defined term “Lender” as used herein shall have the meaning specified in the Existing Credit Agreement.

(b) As used in this Agreement, the following terms shall have the meanings set forth below:

“Continuing Lender” means a Lender that elects to be treated as a Continuing Lender pursuant to Section 2(a) below.

“Effective Date” means the date, not later than June 22, 2012, as of which all the conditions set forth or referred to in Section 6 hereof shall have been satisfied.

“Lender Election” means an election, substantially in the form of Exhibit A hereto, duly completed by a Lender.

“Security Agreement Reaffirmation” means an agreement substantially in the form of Exhibit C hereto.

“Guaranty Reaffirmation” means an agreement substantially in the form of Exhibit D hereto.

“Withdrawing Lender” means a Lender that elects to be treated as a Withdrawing Lender pursuant to Section 2(b) below, or that does not elect to be formally treated as an Extending Lender or Withdrawing Lender, and subsequently is treated as a Non-Consenting Lender under Section 10.13 of the Existing Credit Agreement.

SECTION 2. Lender Elections, Consents and Commitment Reductions.

(a) Each Lender that elects to be treated as a Continuing Lender shall:

(i) Complete and submit its Lender Election, indicating by a check or other appropriate mark, that it is electing to be treated as a Continuing Lender;

(ii) Be deemed, by submission of its Lender Election, to have agreed and consented to (A) the reduction of the Commitments of the Withdrawing Lenders, and the reallocation of the Commitments of the Continuing Lenders, notwithstanding Section 2.06(a) of the Existing Credit Agreement and the fact that such reductions and reallocations may not have occurred in amounts representing each Lender’s Applicable Percentage, and (B) the amendment and restatement of the Existing Credit Agreement pursuant to Section 4 below.

(b) Each Lender that elects to be treated as a Withdrawing Lender shall:

(i) Complete and submit its Lender Election, indicating by a check or other appropriate mark, that it is electing to be treated as a Withdrawing Lender;

(ii) Be deemed, by submission of its Lender Election, to have agreed and consented to (A) the reduction of the Commitments of the Withdrawing Lenders notwithstanding Section 2.06(a) of the Existing Credit Agreement and the fact that such reduction may not have occurred in an amount equal to each Lender’s Applicable Percentage, (B) the amendment and restatement of the Existing Credit Agreement pursuant to Section 4 below, and (C) the release and payoff set forth in Section 5 below.

SECTION 3. Effective Date, Termination For Failure To Satisfy Conditions. b) On the Effective Date:

(i) The amendment and restatement of the Existing Credit Agreement provided for in Section 4 hereof shall be consummated at a closing to be held at the offices of Mayer Brown LLP;

(ii) The Commitment of each Withdrawing Lender shall be reduced to zero immediately and automatically following the closing of the amendment and restatement of the Existing Credit Agreement pursuant to clause (i) above; and

(iii) The Commitment of each Continuing Lender shall be revised to become the amount set forth on Schedule I hereto.

(b) This Agreement shall terminate at 6:01 p.m., Pacific time, on June 22, 2012, if the Effective Date shall not have occurred at or prior to such time.

SECTION 4. Amendment and Restatement of the Existing Credit Agreement. c) Effective on the Effective Date, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit B hereto (the “Amended Credit Agreement”). From and after the effectiveness of such amendment and restatement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Amended Credit Agreement ,shall, unless the context otherwise requires, refer to the Amended Credit Agreement, and the term “Credit Agreement” as used in the other Loan Documents, shall mean the Amended Credit Agreement.

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(b) Subject to Section 3(a) and Section 6 below, all “Commitments” as defined in, and in effect under, the Existing Credit Agreement on the Effective Date that are Commitments of Continuing Lenders, shall continue in effect under the Amended Credit Agreement, and all “Loans” and “Letters of Credit” as defined in, and outstanding under, the Existing Credit Agreement on the Effective Date shall continue to be outstanding under the Amended Credit Agreement, and on and after the Effective Date the terms of the Amended Credit Agreement will govern the rights and obligations of the Borrower, the Lenders that are Continuing Lenders, and the Agent with respect thereto.

(c) The Agent is hereby authorized to prepare a revised Schedule 2.01 to the Amended Credit Agreement as of the Effective Date, reflecting Schedule I hereto.

(d) The amendment and restatement of the Existing Credit Agreement as contemplated hereby shall not be construed to discharge or otherwise affect any obligations of the Borrower accrued or otherwise owing under the Existing Credit Agreement that have not been paid, it being understood that such obligations will constitute obligations under the Amended Credit Agreement.

SECTION 5. Release and Payoff of Withdrawing Lenders. d) Effective upon the Effective Date, each Withdrawing Lender agrees and acknowledges that:

(i) all outstanding indebtedness (including, without limitation, for principal, interest, fees and all other amounts whatsoever owed by the Borrower to such Withdrawing Lender under or in connection with the Existing Credit Agreement and the Loan Documents) of the Borrower and all other Obligations under or relating to the Existing Credit Agreement and the Loan Documents owing to such Withdrawing Lender (but not, for the avoidance of doubt, owed or owing to any Continuing Lender or to the Agent) shall have been paid and satisfied in full and irrevocably discharged, terminated and released;

(ii) the Agent shall no longer hold for the benefit of such Withdrawing Lender any security interests or other liens granted to or held by the Agent for the benefit of the Lenders in any Collateral as security for such indebtedness and Obligations, and the respective interest of such Withdrawing Lender in any such security interests or liens shall be forever and irrevocably satisfied, released and discharged; and

(iii) the Existing Credit Agreement and the Loan Document shall, so far as the same shall relate to such Withdrawing Lender, terminate and be of no further force or effect (other than those provisions therein that expressly survive termination).

(b) Following the Effective Date, each Withdrawing Lender agrees to take all reasonable additional steps requested by the Borrower or the Agent as may be necessary to implement and give full effect to the transactions set forth in this Agreement. The Borrower irrevocably agrees to pay each Withdrawing Lender for, and keep each Withdrawing Lender indemnified against, all reasonable out-of-pocket costs and expenses incurred by such Withdrawing Lender in connection with the matters referred to in the previous sentence or in connection with the Existing Credit Agreement, and for any amounts in connection with the Existing Credit Agreement for which such Withdrawing Lender has not yet received an invoice related thereto, and acknowledges that Withdrawing Lender’s execution of and/or delivery of any documents releasing any security interest or claim in any property of the Borrower or any Guarantor is made without recourse, representation, warranty or other assurance of any kind by such Withdrawing Lender as to such Withdrawing Lender’s rights in any collateral security for Obligations owing under the Existing Credit Agreement and the Loan Documents, the condition or value of any Collateral, or any other matter.

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SECTION 6. Conditions. The effectiveness of the transactions set forth in Section 3 of this Agreement shall be subject to the satisfaction (or waiver by the applicable beneficiary thereof) of the following conditions precedent:

(a) The Agent (or its counsel) shall have received:

(i) from the Borrower, either a counterpart of this Agreement signed on behalf of such party or written evidence satisfactory to the Agent (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

(ii) from each of the Borrower and the Guarantors, either a counterpart of the Security Agreement Reaffirmation and the Guaranty Reaffirmation, signed on behalf of such party or written evidence satisfactory to the Agent (which may include facsimile or other electronic transmission of a signed signature page of such agreements) that such party has signed a counterpart of such agreements;

(iii) from the Required Lenders, the Required Revolving Lenders and the Required Term A Lenders under the Existing Credit Agreement, a duly completed Lender Election signed on behalf of such party or written evidence satisfactory to the Agent (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such party has signed a duly completed Lender Election;

(b) The Agent shall have received from the Borrower an amount equal to $523,231.80, representing the aggregate amount owing of all accrued and unpaid fees and other amounts owing to all Lenders, which amount the Agent is irrevocably authorized to distribute to the Lenders in like funds as received;

(c) The Agent shall have received a fee on behalf of each Continuing Lender (including the Agent), which fee shall be in an amount equal to 1.00% of the amount that such Continuing Lender’s aggregate Commitment would be under the Amended Credit Agreement (after giving effect to the repayment and Commitment reductions contemplated hereunder); provided that if such Continuing Lender’s Commitment under the Amended Credit Agreement shall be greater than its Revolving Credit Commitment under the Existing Credit Agreement, each such Lender shall be entitled to an additional fee in an amount equal to 1.50% of the amount of such increase;

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(d) The aggregate Commitments of the Continuing Lenders shall be an amount that is acceptable to the Borrower in its discretion;

(e) The conditions set forth in Section 4.01 of the Amended Credit Agreement shall have been satisfied; and

(f) The Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Loan Documents;

whereupon the “Effective Date” shall be deemed to have occurred. For the avoidance of doubt, (A) the fee referred to in clause (c) above shall be paid by the Agent to the Continuing Lenders promptly after, and not prior to, the Effective Date, and (B) the amount referred to in clause (b) above shall be paid by the Agent to the Withdrawing Lenders promptly after, and not prior to, the Effective Date, in such proportions as reflect such Withdrawing Lenders’ respective pro rata entitlements thereto.

The Agent shall notify the Borrower and the Lenders of the Effective Date, and, subject to the foregoing paragraph, such notice shall be conclusive and binding.

SECTION 7. Counterparts; Amendments. It is understood and agreed that the Agent is executing this Agreement at the direction of the Lenders in accordance with Section 9.03 of the Existing Credit Agreement. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Agent, and the Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 8. No Novation. This Agreement shall not extinguish the Loans or other obligations outstanding under the Existing Credit Agreement. This Agreement shall be a Loan Document for all purposes.

SECTION 9. Notices. All notices hereunder shall be given in accordance with the provisions of Section 10.02 of the Amended Credit Agreement.

SECTION 10. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.16 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

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SECTION 12. Release. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower, for itself and on behalf of each Loan Party, to the fullest extent permitted by law, hereby waives and releases any claims that it may have against the Agent or any Lender with respect to any breach or alleged breach of agency or fiduciary duty under the Existing Credit Agreement, or in connection with any aspect of any transaction contemplated hereby.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

THE MCCLATCHY COMPANY

By:	/s/ Elaine Lintecum
Name:	Elaine Lintecum
Title:	Vice President, Chief Financial Officer and Treasurer

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Ken Puro
Name:	Ken Puro
Title:	Vice President

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☒

As a Withdrawing Lender:	☐

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 19, 2012	Bank of America, N.A

	By:	/s/ Robert L. Munn, Jr.
	Name:	Robert L. Munn, Jr.
	Title:	SVP

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☒

As a Withdrawing Lender:	☐

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 21, 2012
JPMorgan Chase Bank, N.A

	By:	/s/ Peter B. Thauer
	Name:	Peter B. Thauer
	Title:	Executive Director

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☒

As a Withdrawing Lender:	☐

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 20, 2012	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Director

By:	/s/ Sanja Gazahi
Name:	Sanja Gazahi
Title:	Associate

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☒

As a Withdrawing Lender:	☐

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 14, 2012
THE NORTHERN TRUST COMPANY

	By:	/s/ John Lascody
	Name:	John Lascody
	Title:	Vice President

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 20, 2012	Banc of America Credit Products, Inc.
[Name Of Institution]

	By:	/s/ Erik Grossman
	Name:	Erik Grossman
	Title:	Vice President

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 19, 2012	BANK HAPOALIM B.M.
[Name Of Institution]

	By:	/s/ Helen H. Gateson
	Name:	Helen H. Gateson
	Title:	Vice President

By:	/s/ Frederic S. Becker
Name:	Frederic S. Becker
Title:	Senior Vice President

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 15, 2012	Bank Leumi USA
[Name Of Institution]

	By:	/s/ Joung Hee Hong
	Name:	Joung Hee Hong
	Title:	First Vice President

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 19, 2012	BNP PARIBAS
[Name Of Institution]

	By:	/s/ Yung Wu
	Name:	Yung Wu
	Title:	Vice President

By:	/s/ Cecile Sherer
Name:	Cecile Sherer
Title:	Managing Director

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: 06/18, 2012	Cathay United Bank
[Name Of Institution]

	By:	/s/ Alexander Wu
	Name:	Alexander Wu
	Title:	SVP & General Manager

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 18th, 2012	COMERICA BANK
[Name Of Institution]

	By:	/s/ Sarah R. Miller
	Name:	Sarah R. Miller
	Title:	Vice President

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 19, 2012	COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

	By:	/s/ John Carlos
	Name:	John Carlos
	Title:	Vice President

By:	/s/ Mary Harold
Name:	Mary Harold
Title:	Senior VP

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 18, 2012	E. Sun Commercial Bank, Ltd., Los Angeles Branch
[Name Of Institution]

	By:	/s/ Edward Chen
	Name:	Edward Chen
	Title:	VP & General Manager

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: 6/18, 2012	Mega International Commercial Bank Co., Ltd New York Branch

	By:	/s/ Priscilla Hsing
	Name:	Priscilla Hsing
	Title:	VP & DGM

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 18, 2012	/s/ Mark Kelley
SunTrust Bank

	By:	SunTrust Bank
	Name:	Mark Kelley
	Title:	Managing Director

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 15, 2012	THE BANK OF NEW YORK MELLON

	By:	/S/ Edward J. DeSalvio
	Name:	Edward J. DeSalvio
	Title:	Managing Director

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 19, 2012
The Bank of Nova Scotia

	By:	/S/ Mark Vigil
	Name:	Mark Vigil
	Title:	Managing Director

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 15, 2012	The Royal Bank of Scotland PLC

	By:	/S/ William Burke
	Name:	William Burke
	Title:	Director

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 20, 2012
U.S. Bank, National Association

	By:	/S/ Toby Stoops
	Name:	Toby Stoops
	Title:	Vice President

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: June 18, 2012	UNITED OVERSEAS BANK LIMITED, NEW YORK AGENCY

	By:	/s/ K. Jin Koh
	Name:	K. Jin Koh
	Title:	Executive Director

By:	/s/ Mario Sheng
Name:	Mario Sheng
Title:	Assistant Vice President

LENDER ELECTION FORM

Exhibit A
to
Commitment Reduction and
Amendment and Restatement Agreement

As of the date hereof, the undersigned Lender elects to be treated:

As a Continuing Lender:	☐

As a Withdrawing Lender:	☒

* check one box

As of the Effective Date, the undersigned Lender requests that it be treated as a Continuing Lender or as a Withdrawing Lender, as indicated by its check or other mark above.

The undersigned also confirms its approval of the terms of the Commitment Reduction and Amendment Agreement, as supplied to it prior to delivery of this confirmation, including all agreements made and consents granted by it as a consequence of its election above.

Dated: 6-15, 2012	Wells Fargo Bank, National Association
[Name Of Institution]

	By:	/s/ Kristine Neije
	Name:	Kristine Neije
	Title:	Senior Vice President

Exhibit B
to
Commitment Reduction and
Amendment and Restatement Agreement

(Form of Amended Credit Agreement
attached hereto)

Published CUSIP Number:

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of June 22, 2012

among

THE MCCLATCHY COMPANY,
as the Borrower,

BANK OF AMERICA, N.A.,
as Administrative Agent
and
L/C Issuer,

JPMORGAN CHASE BANK, N.A.,
as
Syndication Agent

and

The Other Lenders Party Hereto

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and J.P. MORGAN SECURITIES INC.,
as
Joint Lead Arrangers and Joint Book Managers

ii

Page

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

1.01	Defined Terms	1
1.02	Other Interpretive Provisions	24
1.03	Accounting Terms	25
1.04	Rounding	25
1.05	References to Agreements and Laws	25
1.06	Times of Day	26
1.07	Letter of Credit Amounts	26

ARTICLE II
the COMMITMENTS and Credit Extensions

2.01	Deemed Loans	26
2.02	Letters of Credit	26
2.03	Termination or Reduction of Commitments	35
2.04	Repayment of Loans	36
2.05	Interest	36
2.06	Fees	36
2.07	Computation of Interest and Fees	37
2.08	Evidence of Debt	37
2.09	Payments Generally	38
2.10	Sharing of Payments	40
2.11	Cash Collateral	40
2.12	Defaulting Lenders	41

ARTICLE III
TAXES AND YIELD PROTECTION

3.01	Taxes	44
3.02	Increased Cost and Reduced Return; Capital Adequacy	45
3.03	Matters Applicable to all Requests for Compensation	46
3.04	Survival	46

 (continued)

Page

ARTICLE IV
CONDITIONS PRECEDENT TO effectiveness and Credit Extensions

4.01	Conditions of Effectiveness	46
4.02	Conditions to all Credit Extensions	48

ARTICLE V
REPRESENTATIONS AND WARRANTIES

5.01	Existence, Qualification and Power; Compliance with Laws	49
5.02	Authorization; No Contravention	49
5.03	Governmental Authorization; Other Consents	49
5.04	Binding Effect	49
5.05	Financial Statements	49
5.06	Litigation	50
5.07	No Default	50
5.08	Ownership of Property; Liens	50
5.09	Environmental Compliance	50
5.10	Insurance	51
5.11	Taxes	51
5.12	ERISA Compliance	51
5.13	Subsidiaries	52
5.14	Margin Regulations; Investment Company Act; Public Utility Holding Company Act	52
5.15	Disclosure	52
5.16	Compliance with Laws	52
5.17	Solvency	53

ARTICLE VI
AFFIRMATIVE COVENANTS

6.01	Financial Statements	53
6.02	Certificates; Other Information	54
6.03	Notices	55
6.04	Payment of Obligations	56
6.05	Preservation of Existence, Etc	56

 (continued)

Page

6.06	Maintenance of Properties	56
6.07	Maintenance of Insurance	57
6.08	Compliance with Laws	57
6.09	Books and Records	57
6.10	Inspection Rights	57
6.11	Use of Proceeds	57
6.12	Covenant to Guarantee Obligations and Give Security	58

ARTICLE VII
NEGATIVE COVENANTS

7.01	Liens	58
7.02	Indebtedness	60
7.03	Fundamental Changes, Dispositions	62
7.04	Change in Nature of Business	63
7.05	Transactions with Affiliates	63
7.06	Use of Proceeds	63
7.07	Financial Covenants	63
7.08	Burdensome Agreements	64
7.09	Restricted Payments	65
7.10	Investments	66
7.11	Amendments of Organization Documents	68
7.12	Accounting Changes	68

ARTICLE VIII
EVENTS OF DEFAULT AND REMEDIES

8.01	Events of Default	69
8.02	Remedies Upon Event of Default	71
8.03	Application of Funds	71

ARTICLE IX
ADMINISTRATIVE AGENT

9.01	Appointment and Authority	72
9.02	Rights as a Lender	73

 (continued)

Page

9.03	Exculpatory Provisions	73
9.04	Reliance by Administrative Agent	74
9.05	Delegation of Duties	74
9.06	Resignation of Administrative Agent	75
9.07	Non-Reliance on Administrative Agent and Other Lenders	76
9.08	No Other Duties, Etc	76
9.09	Administrative Agent May File Proofs of Claim	76
9.10	Collateral and Guaranty Matters	77
9.11	Authorization for Intercreditor Agreement	78

ARTICLE X
MISCELLANEOUS

10.01	Amendments, Etc	78
10.02	Notices; Effectiveness; Electronic Communications.	79
10.03	No Waiver; Cumulative Remedies	81
10.04	Expenses; Indemnity; Damage Waiver	82
10.05	Payments Set Aside	84
10.06	Successors and Assigns	84
10.07	Treatment of Certain Information; Confidentiality	88
10.08	Right of Setoff	89
10.09	Interest Rate Limitation	90
10.10	Counterparts; Integration; Effectiveness	90
10.11	Survival of Representations and Warranties	90
10.12	Severability	91
10.13	Replacement of Lenders	91
10.14	Tax Forms	92
10.15	Governing Law; Jurisdiction; Etc	93
10.16	Waiver of Jury Trial	94
10.17	No Advisory or Fiduciary Responsibility	95
10.18	USA PATRIOT Act Notice	95

 (continued)

Page

SCHEDULES

2.01	Commitments and Applicable Percentages
10.02	Administrative Agent’s Office, Certain Address for Notice
10.06	Assignment and Assumption Fees

EXHIBITS

Form of

A	[RESERVED]
B	[RESERVED]
C	Note
D	Compliance Certificate
E	Assignment and Assumption
F	Opinion Matters
G	Form of Guaranty

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDED AND RESTATED CREDIT AGREEMENT (“Agreement”) is entered into as of June 22, 2012, among THE MCCLATCHY COMPANY, a Delaware corporation (the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent and L/C Issuer, JPMORGAN CHASE BANK, N.A., as Syndication Agent, and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and J.P. MORGAN SECURITIES INC., as Joint Lead Arrangers and Joint Book Managers.

The Borrower, various lenders, Bank of America, N.A., as Administrative Agent and L/C Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, and Banc of America Securities LLC (now known as Merrill Lynch, Pierce, Fenner & Smith Incorporated) and J.P. Morgan Securities Inc., as Joint Lead Arrangers and Joint Book Managers, are parties to that certain Amended and Restated Credit Agreement dated as of February 11, 2010 (as amended prior to the date hereof, the “Existing Credit Agreement”). The Borrower, the Administrative Agent, the Required Lenders and the Required Revolving Lenders (as defined in the Existing Credit Agreement) have agreed that the Existing Credit Agreement shall be amended and restated in its entirety.

In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below:

“Administrative Agent” means Bank of America in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Agent-Related Persons” means the Administrative Agent, together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

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“Aggregate Commitments” means the Commitments of all the Lenders.

“Agreement” means this Second Amended and Restated Credit Agreement.

“Amendment and Restatement Agreement” means the Commitment Reduction and Amendment and Restatement Agreement, dated as of June 22, 2012 among the Borrower, the Lenders party thereto and the Administrative Agent.

“Applicable Percentage” means the percentage (carried out to the ninth decimal place) of the Aggregate Commitments represented by such Lender’s Commitment at such time. If the commitment of each Lender to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if all the Commitments have expired, then the Applicable Percentage shall be determined based on the Applicable Percentage of each Lender most recently in effect, giving effect to any subsequent assignments. The Applicable Percentage of each Lender as of the Restatement Effective Date is set forth opposite the name of such Lender on Schedule 2.01, and otherwise shall be as set forth in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Applicable Rate” means, from time to time, the following rates per annum (expressed in basis points), determined by reference to the statement of Consolidated Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Consolidated Total Leverage Ratio	Commitment Fee	Letters of Credit	Base Rate
< 5.0 to 1.00	50.0	425.0	325.0
≥ 5.00 to 1.00 but < 6.00 to 1.00	62.5	500.0	400.0
≥ 6.00 to 1.00	75.0	575.0	475.0

If a Compliance Certificate setting forth the Consolidated Total Leverage Ratio shall not have been delivered to the Administrative Agent as required by Section 6.02(a), at the request of the Required Lenders, the “Applicable Rate” shall be the highest rate set forth in the foregoing grid until such Compliance Certificate is so delivered.

Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).

“Appropriate Lender” means, at any time, (a) with respect to the Facility, a Lender that has a Commitment or holds a Loan at such time, and (b) with respect to the Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.02(a), the Lenders.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

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“Arrangers” means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., in its capacity as joint lead arranger and joint book manager.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form (including electronic documentation generated by MarkitClear or other electronic platform) approved by the Administrative Agent.

“Attributable Indebtedness” means, on any date, (a) in respect of any capital lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a capital lease.

“Audited Financial Statements” means the audited consolidated balance sheet of the Borrower and its Subsidiaries for the fiscal year ended December 25, 2011, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year of the Borrower and its Subsidiaries, including the notes thereto.

“Available Investment Basket Amount” means $150,000,000, less the cumulative amount used since February 11, 2010 to make Investments (net of any return of capital) under Section 7.10(g), Section 7.10(i) and Section 7.10(n).

“Available Liquidity” means, as of as of any date and after giving effect to all actions of the Borrower expected to occur on such date, the sum on such date of (x) the Cash Equivalents, plus (y) the amount by which the aggregate Commitments shall exceed the aggregate Outstanding Amount of the Loans and all L/C Obligations.

“Availability Period” means the period from and including the Restatement Effective Date to the earliest of (a) the Maturity Date, (b) the date of termination of the Commitments pursuant to Section 2.03, and (c) the date of termination of the commitment of each Lender to make Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.

“Bank of America” means Bank of America, N.A. and its successors.

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” and (c) the Eurodollar Rate plus 1.00% The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

3

“Base Rate Loan” means a Loan that bears interest based on the Base Rate.

“Borrower” has the meaning specified in the introductory paragraph hereto.

“Borrower Materials” has the meaning specified in Section 6.02.

“Borrowing” means a deemed borrowing under Section 2.01.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located.

“Business Unit” means each newspaper owned by the Borrower and its Subsidiaries and the assets used in connection with the publication of such newspaper.

“Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations in accordance with GAAP).

“Capital Lease Obligations” of any Person shall mean the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more the L/C Issuer or the Lenders, as collateral for L/C Obligations or obligations of the Lenders to fund participations in respect of L/C Obligations, cash or deposit account balances or, if the Administrative Agent and the L/C Issuer shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.

“Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens (other than Liens created under the Collateral Documents and other Liens permitted hereunder):

(a) U.S. dollars, or in the case of any Foreign Subsidiary, such currencies held by it from time to time in the ordinary course of business;

(b) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality of the United States of America (provided that the full faith and credit of the United States of America is pledged in support thereof);

4

(c) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition and, at the time of acquisition, having a credit rating of either “A” or better from S&P or “A2” or better from Moody’s;

(d) certificates of deposit, demand deposits, time deposits, eurodollar time deposits, overnight bank deposits or bankers’ acceptances having maturities of not more than one year from the date of acquisition thereof issued by any commercial bank (x) the long-term debt of which is rated at the time of acquisition thereof at least “A” (or the equivalent thereof) by S&P or “A2” (or the equivalent thereof) by Moody’s or (y) the short term commercial paper of such commercial bank or its parent company is rated at the time of acquisition thereof at least “A-1” (or the equivalent thereof) by S&P or “P-1” (or the equivalent thereof) by Moody’s, and having combined capital and surplus in excess of $1,000,000,000;

(e) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clauses (b), (c) and (d) above, entered into with any bank meeting the qualifications specified in clause (d) above;

(f) commercial paper rated at the time of acquisition thereof at least “A-1” (or the equivalent thereof) by S&P or “P-1” (or the equivalent thereof) by Moody’s, or carrying an equivalent rating by a nationally recognized statistical rating organization, if either of such Rating Agencies cease publishing ratings of investments, and in any case maturing within one year after the date of acquisition thereof;

(g) instruments equivalent to those referred to in clauses (a) through (f) above denominated in euros or any foreign currency comparable in credit quality and tenor to those referred to in such clauses and customarily used by corporations for cash management purposes in any jurisdiction outside the United States to the extent reasonably required in connection with any business conducted by any Subsidiary organized in such jurisdiction;

(h) interests in any investment company or money market fund that invests 95% or more of its assets in instruments of the type specified in clauses (a) through (g) above;

(i) money market funds that (i) comply with the criteria set forth in Rule 2A-7 of the Investment Company Act of 1940, as amended, (ii) are rated at the time of acquisition thereof “AAA” by S&P or “Aaa” by Moody’s and (iii) have portfolio assets of at least $5.0 billion; and

(j) in the case of any Foreign Subsidiary, high quality short-term investments which are customarily used for cash management purposes in any country in which such Foreign Subsidiary operates.

“CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code.

5

“Change in Law” means the occurrence, after the date of this Agreement, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Change of Control” means the occurrence of any of the following: (a) any Person or group (within the meaning of Rule 13d-5 of the Securities Exchange Act of 1934, as in effect on the date hereof) shall own directly or indirectly, beneficially of record, shares representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; or (b) a majority of the seats (other than vacant seats) on the board of directors of the Borrower shall at any time be occupied by Persons who were neither (i) nominated by the board of directors of the Borrower, nor (ii) appointed by directors so nominated, in each case either by a specific vote or by approval of a proxy statement issued by the Borrower on behalf of its entire Board of Directors in which such individual is named as a nominee for director; provided, however, that neither the ownership nor acquisitions of shares of the capital stock of the Borrower by, nor the transfers of shares of the capital stock of the Borrower between, Members of the McClatchy Family shall constitute a Change in Control.

“Code” means the Internal Revenue Code of 1986.

“Collateral Documents” means, collectively, the Intercreditor Agreement, the Security Agreement, each of the collateral assignments, Security Agreement Joinders, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.12, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Lenders.

“Commitment” means, as to each Lender, its obligation to (a) make deemed Loans to the Borrower pursuant to Section 2.01, and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.

“Compliance Certificate” means a certificate substantially in the form of Exhibit D.

6

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) the amount of depreciation and amortization expense deducted in determining such Consolidated Net Income, (iv) the amount of equity-based compensation expense deducted in determining such Consolidated Net Income, (v) all non-cash restructuring charges for such period, (vi) all cash restructuring charges for such period, up to an aggregate amount of up to $30,000,000 for the fiscal year ending December 27, 2009, and up to $60,000,000 for the period from and including the first fiscal quarter of 2010 through the second fiscal quarter of 2013, (vii) other non-recurring or non-cash charges or non-cash losses (as determined in the reasonable discretion of the Administrative Agent in consultation with the Borrower) of the Borrower and its Subsidiaries reducing Consolidated Net Income for such period, (viii) all charges and losses in connection with the extinguishment of debt, and (ix) all Exchange Transaction Expenses and minus (b) the following to the extent increasing Consolidated Net Income for such period: (i) all non-recurring or non-cash gains or other non-recurring or non-cash items (as determined in the reasonable discretion of the Administrative Agent in consultation with the Borrower), and (ii) all gains associated with the extinguishment of debt. Upon the Disposition of a Business Unit, Consolidated EBITDA for the four fiscal quarter period during which the Disposition occurred shall be reduced by the Consolidated EBITDA for such four fiscal quarter period (if positive), or increased by the Consolidated EBITDA for such four fiscal quarter period (if negative), directly attributable to the Business Unit that was the subject of such Disposition using the same methodology as set forth in such Schedule 1.01 to the Disclosure Letter (as determined in the reasonable discretion of the Administrative Agent in consultation with Borrower).

“Consolidated Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, but without duplication, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments, (b) all purchase money Indebtedness, (c) all obligations arising under letters of credit (including standby), bankers’ acceptances, bank guaranties, surety bonds and other instruments, exclusive of any Contingent Obligations Amount, (d) Attributable Indebtedness in respect of capital leases and Synthetic Lease Obligations, (e) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (d) above of Persons other than the Borrower or any Subsidiary, and (f) all Indebtedness of the types referred to in clauses (a) through (e) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company or other similar entity that does not provide for pass-through liability) in which the Borrower or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary; provided, however, that “Indebtedness” shall exclude any Guarantee obligations resulting from the completion of a Leveraged Partnership Disposition, unless there shall exist a default under the obligations which are the subject of such Guarantee.

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“Consolidated Interest Charges” means, for any period, the interest expense of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, including but not limited to the portion of any payments or accruals with respect to Capital Lease Obligations that are allocable to interest expense, excluding (v) any non-cash interest expense required to be recognized in accordance with GAAP in connection with the use of real property after the sale of such real property, (w) any write-offs of capitalized fees under this Agreement and all amendments hereto, (x) all non-cash charges for the amortization of purchase price adjustments in connection with the Merger related to the Indebtedness of KR, (y) all non-cash charges for the amortization of original issue discount with respect to the Senior Secured Notes, and (z) any interest on tax reserves to the extent the Borrower has elected to treat such interest as an interest expense under FIN 48 since its adoption. If a Disposition of a Business Unit occurs that results in an adjustment to the calculation of Consolidated EBITDA, then the interest expense for the four quarter period during which the Disposition occurred shall be reduced by the amount of interest expense attributable to the Loans prepaid as a result of such Disposition.

“Consolidated Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated EBITDA for the period of the four prior fiscal quarters ending on such date to (b) Consolidated Interest Charges for such period.

“Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Indebtedness as of such date to (b) Consolidated EBITDA for the period of the four fiscal quarters most recently ended for which the Borrower has delivered financial statements pursuant to Section 6.01(a) or (b).

“Consolidated Net Income” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the net income of the Borrower and its Subsidiaries (excluding extraordinary gains and extraordinary losses) for that period.

“Contingent Obligation Amount” means Indebtedness in an amount, not exceeding $75,000,000 in the aggregate at any time, representing contingent obligations of one or more Loan Parties under letters of credit issued with respect to the Borrower’s programs for workers’ compensation and insurance.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Control” has the meaning specified in the definition of “Affiliate.”

“Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Loans and such Lender’s participation in L/C Obligations at such time.

8

“Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default.

“Default Rate” means (a) when used with respect to Obligations other than Letter of Credit Fees, an interest rate equal to (i) the Base Rate plus (ii) the Applicable Rate, if any, applicable to Base Rate Loans plus (iii) 2% per annum, and (b) when used with respect to Letter of Credit Fees, a rate equal to the Applicable Rate plus 2% per annum, in all cases to the fullest extent permitted by applicable Laws.

“Defaulting Lender” means, subject to Section 2.12(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent or the L/C Issuer in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.12(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuer and each other Lender promptly following such determination.

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“Disclosure Letter” means the Disclosure Letter of the Borrower to the Administrative Agent and the Lenders dated the Restatement Effective Date.

“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person.

“Early Retirement” means, with respect to all or a portion of any series of Borrower’s Public Indebtedness, any prepayment, purchase, repurchase, redemption, retirement, defeasance, acquisition or cancellation of such Public Indebtedness, or making any sinking fund or similar deposit with respect thereto, prior to the stated maturity date of such Public Indebtedness.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 10.06(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.06(b)(iii)).

“Environmental Laws” means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. For the avoidance of doubt, debt securities that are convertible into shares of capital stock (or other ownership or profit interests) shall not be considered Equity Interests.

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

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“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan for which the Borrower or an ERISA Affiliate has withdrawal liability (including, without limitation, any contingent liability) or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate in excess of the Threshold Amount.

“Eurodollar Rate” means the rate per annum equal to the greater of (x) 3.00%, and (y) (i) the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits being delivered in the London interbank market for a term of one month commencing that day or (ii) if such rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained with a term equal to one month would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at the date and time of determination.

“Event of Default” has the meaning specified in Section 8.01.

“Exchange” means (i) an offer to exchange, redeem, refinance or repurchase and the exchange, redemption, refinancing or repurchasing with cash and/or notes of the Borrower for all or a portion of the Public Indebtedness, and (ii) any subsequent use of cash for the Early Retirement of Public Indebtedness, which cash was available for use in a transaction under clause (i) and was not utilized in such transaction.

“Exchange Transaction Expenses” means all fees, costs and expenses associated with the Exchange (whether or not consummated) and paid, payable or reimbursable by the Borrower or its Subsidiaries, including (i) fees and expenses, including amendment fees, related to the negotiation, execution and delivery of Amendment No. 5, (ii) [RESERVED], (iii) fees and expenses payable to the dealer manager, the information agent and the exchange agent, and (iv) fees and expenses of legal counsel and accountants.

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“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment (or amount credited) to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any state or other political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an L/C Obligation or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the L/C Obligation or Commitment (other than pursuant to an assignment requested by the Borrower under Section 10.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a) or (c), amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 10.14, and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

“Existing Credit Agreement” has the meaning specified in the second introductory paragraph hereto.

“Existing Letters of Credit” means letters of credit issued and outstanding under the Existing Credit Agreement as set forth in Schedule 2.02 to the Disclosure Letter, which shall be deemed outstanding as Letters of Credit hereunder as of the Restatement Effective Date pursuant to Section 2.02(a).

“Facility” means, at any time, the aggregate amount of the Lenders’ Commitments at such time.

“Family Percentage Holding” means the aggregate percentage of the securities held by a Qualified Trust representing, directly or indirectly, an interest in voting shares or rights to voting shares of the Borrower, that it is reasonable, under all the circumstances, to regard as being held beneficially for Qualified Persons (or any class consisting of two or more Qualified Persons); provided, always that in calculating the Family Percentage Holding (A) in respect of any power of appointment or discretionary trust capable of being exercised in favor of any of the Qualified Persons such trust or power shall be deemed to have been exercised in favor of Qualified Persons until such trust or power has been otherwise exercised; (B) where any beneficiary of a Qualified Trust has assigned, transferred or conveyed, in any manner whatsoever, his or her beneficial interest to another Person, then, for the purpose of determining the Family Percentage Holding in respect of such Qualified Trust, the Person to whom such interest has been assigned, transferred or conveyed shall be regarded as the only Person beneficially interested in the Qualified Trust in respect of such interest but in the case where the interest so assigned, transferred or conveyed is an interest in a discretionary trust or is an interest which may arise as a result of the exercise in favor of the assignor of a discretionary power of appointment and such discretionary trust or power of appointment is also capable of being exercised in favor of a Member of McClatchy Family, such discretionary trust or power shall be deemed to have been so exercised in favor of Qualified Persons until it has in fact been otherwise exercised; and (C) the interest of any Permitted Residuary Beneficiary shall be ignored until its interest has indefeasibly vested.

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“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fee Letter” means the letter agreement, dated June 22, 2012, among the Borrower and the Arrangers.

“FIN 48” means interpretation no. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109, issued by the Financial Accounting Standards Board.

“Foreign Lender” has the meaning specified in Section 10.14(a)(i).

“Foreign Subsidiary” means any Subsidiary that is not organized under the laws of the United States of America or any state thereof or the District of Columbia.

“FRB” means the Board of Governors of the Federal Reserve System of the United States.

“Fronting Exposure” means, at any time there is a Defaulting Lender, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof.

“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied; provided that for purposes of determining whether a lease should be classified and accounted for as a capital lease or an operating lease, such determination shall be made based on such generally accepted accounting principles as in effect on the date of this Agreement.

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“Governmental Authority” means any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” means, as to any Person, any (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made. The term “Guarantee” as a verb has a corresponding meaning.

“Guarantors” means, collectively, the Subsidiaries of the Borrower that shall be required to execute and deliver a guaranty or guaranty supplement pursuant to Section 6.12.

“Guaranty” means, collectively, the Guaranty made by the Guarantors in favor of the Administrative Agent on behalf of the Lenders, substantially in the form of Exhibit G, together with each other guaranty and guaranty supplement delivered pursuant to Section 6.12.

“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:

(a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;

(b) all direct or contingent obligations of such Person arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments;

(c) net obligations of such Person under any Swap Contract;

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(d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business);

(e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f) Capital Lease Obligations and Synthetic Lease Obligations; and

(g) all Guarantees of such Person in respect of any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation of such Person under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of any capital lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitees” has the meaning specified in Section 10.04(b).

“Information” has the meaning specified in Section 10.07.

“Intercreditor Agreement” means the intercreditor agreement dated as of February 11, 2010, entered into by the Administrative Agent.

“Interest Payment Date” means the last Business Day of each March, June, September and December and the Maturity Date.

“Internal Control Event” means a material weakness in, or fraud that involves management or other employees who have a significant role in, the Borrower’s internal controls over financial reporting, in each case as described in the Securities Laws.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of capital stock or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.

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“IRS” means the United States Internal Revenue Service.

“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to any such Letter of Credit.

“KR” means Knight-Ridder, Inc., a Florida corporation.

“Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.

“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Percentage.

“L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Borrowing.

“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

“L/C Issuer” means Bank of America in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

“L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.

“Lender” has the meaning specified in the introductory paragraph hereto and, as the context requires, includes the L/C Issuer.

“Lending Office” means, as to any Lender, the office or offices of such Lender described as such in such Lender’s Administrative Questionnaire, or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.

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“Letter of Credit” means any standby letter of credit issued hereunder and shall include the Existing Letters of Credit.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

“Letter of Credit Expiration Date” means the day that is seven days prior to the Maturity Date (or, if such day is not a Business Day, the next preceding Business Day).

“Letter of Credit Fee” has the meaning specified in Section 2.02(i).

“Letter of Credit Sublimit” means an amount equal to $36,119,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitments.

“Leveraged Partnership Disposition” has the meaning specified in Section 7.03(vi).

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, and any financing lease having substantially the same economic effect as any of the foregoing).

“Loan” means an extension of credit by a Lender to the Borrower in the form of a Loan.

“Loan Parties” means, collectively, the Borrower and, after the Guaranty has been executed, each Guarantor.

“Loan Documents” means this Agreement, the Collateral Documents, each Note, each Issuer Document, the Guaranty and the Fee Letter.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, liabilities (actual or contingent), financial condition of the Borrower and its Subsidiaries taken as a whole; (b) a material impairment of the ability of the Borrower to perform its obligations under any Loan Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Borrower of any Loan Document to which it is a party.

“Material Subsidiary” means a Subsidiary owning assets with a book value of at least $50,000,000. As of the Restatement Effective Date, all of the Subsidiaries are set forth on Schedule 5.13 to the Disclosure Letter.

“Maturity Date” means January 31, 2015.

“Member of the McClatchy Family” shall mean:

(i) the Persons listed on Schedule 1.01 to the Disclosure Letter;

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(ii) the spouse, for the time being and from time to time, of any Person listed on Schedule 1.01 to the Disclosure Letter;

(iii) after the death of any Person listed on Schedule 1.01 to the Disclosure Letter, the widow or widower, if any, of any Person listed on Schedule 1.01 to the Disclosure Letter;

(iv) the issue of any Person listed on Schedule 1.01 to the Disclosure Letter;

(v) individuals adopted by any Person listed on Schedule 1.01 to the Disclosure Letter or adopted by any of the issue of any Person listed on Schedule 1.01 to the Disclosure Letter, provided, that such individuals have not attained the age of majority at the date of such adoption, together with the issue of any such adopted individuals;

provided that if any Person is born out of wedlock he shall not be deemed to be the issue of another Person for the purposes hereof unless and until he is proven or acknowledged to be the issue of such Person; or

(vi) a Qualified Trust, but only to the extent of its Family Percentage Holding of voting shares or rights to voting shares of the capital stock of the Borrower at such time.

“Merger” means the merger of KR into the Borrower in accordance with the terms of the Merger Agreement.

“Merger Agreement” means that certain Agreement and Plan of Merger dated as of March 12, 2006 between the Borrower and KR.

“Minimum Collateral Amount” means, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to 101% of the Fronting Exposure of the L/C Issuer with respect to Letters of Credit issued and outstanding at such time, (ii) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.11(a)(i), (a)(ii) or (a)(iii), an amount equal to 101% of the Outstanding Amount of all L/C Obligations, and (iii) otherwise, an amount determined by the Administrative Agent and the L/C Issuer in their sole discretion

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.

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“Net Cash Proceeds” means, with respect to any Disposition by the Borrower or any of its Subsidiaries, the excess, if any, of (i) the cash received in connection with such transaction (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) over (ii) the sum of (A) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), (B) the reasonable and customary out-of-pocket expenses incurred by the Borrower or such Subsidiary in connection with such transaction, (C) income taxes reasonably estimated to be actually payable within two years of the date of the relevant transaction (or, in the case of any installment sale transaction, the amount of such taxes reasonably estimated to be actually payable over the term of such transaction) as a result of any gain recognized in connection therewith, and (D) sales, use, transfer, value-added, documentary, recording or other taxes or fees reasonably estimated to be actually payable in connection therewith; provided that, if the amount of any estimated taxes pursuant to subclauses (C) or (D) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds.

“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.

“Non-Guarantor Subsidiary” means (i) any Subsidiary that is a CFC, (ii) any Subsidiary that is held directly or indirectly by a CFC, or (iii) any Subsidiary which (x) has assets with a book value of less than $5,000,000 in the aggregate, or (y) which, on a stand-alone basis, represented an aggregate amount less than $1,000,000 in the calculation Consolidated EBITDA for the preceding four fiscal quarters, provided that a Subsidiary may not qualify as a Non-Guarantor Subsidiary under this clause (iii) if, when taken together with all other Subsidiaries which do qualify as a Non-Guarantor Subsidiary under this clause (iii), it would (x) cause the aggregate book value of such Subsidiaries’ assets to exceed $50,000,000, or (y) represent an aggregate amount greater than $15,000,000 in the calculation Consolidated EBITDA for the preceding four fiscal quarters.

“Note” means a promissory note substantially in the form of Exhibit C hereto.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding.

“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

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“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” has the meaning specified in Section 3.01(b).

“Outstanding Amount” means (i) with respect to Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Loans occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements of Unreimbursed Amounts, or any reductions in the maximum amount available for drawing under Letters of Credit taking effect on such date.

“Participant” has the meaning specified in Section 10.06(d).

“PBGC” means the Pension Benefit Guaranty Corporation.

“PCAOB” means the Public Company Accounting Oversight Board.

“Pension Act” means the Pension Protection Act of 2006.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Borrower or any ERISA Affiliate or to which the Borrower or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.

“Permitted Residuary Beneficiary” means any Person who is a beneficiary of a Qualified Trust and, under the terms of the Qualified Trust, is entitled to distributions out of the capital of such Qualified Trust only after the death of all of the Qualified Persons who are beneficiaries of such Qualified Trust.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Borrower or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate.

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“Platform” has the meaning specified in Section 6.02.

“Public Indebtedness” means the Senior Secured Notes, and the Borrower’s 4.625% Notes due November 1, 2014, 5.750% Notes due September 1, 2017, 7.15% Debentures due November 1, 2027 and 6.875% Debentures due March 15, 2029.

“Qualified Bonds” means notes (including convertible notes) issued by the Borrower that are unsecured and not subject to any Guarantee from any Subsidiary.

“Qualified Person” means a Person referred to in clauses (i) through (v) of the definition of “Member of the McClatchy Family” or the spouse, widow or widower for the time being and from time to time of any Person described in clauses (iv) or (v) of the definition of the “Member of the McClatchy Family”.

“Qualified Trust” means a trust (whether testamentary or inter vivos) any beneficiary of which is a Qualified Person.

“Rating” means the Borrower’s debt rating issued by Moody’s or S&P.

“Rating Agencies” means S&P and Moody’s.

“Recipient” means the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder.

“Register” has the meaning specified in Section 10.07(c).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.

“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the 30 day notice period has been waived.

“Request for Credit Extension” means (a) a deemed Borrowing, and (b) with respect to an L/C Credit Extension, a Letter of Credit Application.

“Required Lenders” means, at any time, Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining the Required Lenders at any time; provided that, the amount of any participation in any Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the L/C Issuer, in making determination.

“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer or assistant treasurer of a Loan Party and any other officer of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

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“Restatement Effective Date” means the “Effective Date,” as defined in the Amendment and Restatement Agreement.

“Restricted Payment” means (a) any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other Equity Interest of any Person or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such capital stock or other Equity Interest, or on account of any return of capital to any Person’s stockholders, partners or members (or the equivalent of any thereof), or any option, warrant or other right to acquire any such dividend or other distribution or payment and (b) any payment constituting an Early Retirement of any outstanding Public Indebtedness of such Person.

“S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and any successor thereto.

“Sale-Leaseback Asset” means any real or personal property that is initially owned by the Borrower or one of its Subsidiaries and is subject or is made subject to an arrangement providing for the Borrower or one of its Subsidiaries to lease such real or personal property from a Person subsequent to selling or otherwise transferring such property, directly or indirectly, to such Person.

“Sarbanes-Oxley” means the Sarbanes-Oxley Act of 2002.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Securities Laws” means the Securities Act of 1933, the Securities Exchange Act of 1934, Sarbanes-Oxley, and the applicable accounting and auditing principles, rules, standards and practices promulgated, approved or incorporated by the SEC or the PCAOB.

“Security Agreement” means the Security Agreement, dated as of September 26, 2008, by and among the Borrower, the Administrative Agent and the Guarantors party thereto.

“Security Agreement Joinder” has the meaning specified in Annex 2 of the Security Agreement.

“Senior Secured Debt Amount” means the sum of (i) a principal amount (including any unfunded commitments) equal to $875,000,000, plus (ii) interest and fees accrued on the amounts specified in clause (i), plus (iii) fees, expenses and other amounts secured under this Agreement and the other Loan Documents or under the documents or instruments governing any financing arrangements that refinance, refund, renew, extend or otherwise replace this Agreement (or any subsequent refinancings, refundings, renewals, extensions or replacements of any such arrangements).

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“Senior Secured Note Documents” means the “Senior Secured Notes Documents,” as defined in the Intercreditor Agreement.

“Senior Secured Notes” means the Borrower’s 11.50% senior secured notes due February 15, 2017.

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Stated Maturity” means the date on which the principal amount of any Indebtedness is stated to be due and payable in the instrument governing such Indebtedness; provided that any right of the holder of such Indebtedness to require the issuer of such Indebtedness to redeem, repurchase or prepay such Indebtedness upon the occurrence of a change of control or asset sale will not be deemed to cause an earlier maturity date with respect to such Indebtedness.

“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

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“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).

“Syndication Agent” means JPMorgan Chase Bank.

“Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, in the case of (a) or (b), upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

“Taxes” has the meaning specified in Section 3.01(a).

“Threshold Amount” means $50,000,000.

“Total Credit Exposures” means, as to any Lender at any time, the unused Commitment and Credit Exposure of such Lender at such time.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations.

“UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance).

“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Code for the applicable plan year.

“United States” and “U.S.” mean the United States of America.

“Unreimbursed Amount” has the meaning specified in Section 2.02(c)(i).

“U.S. Loan Party” means any Loan Party that is organized under the laws of one of the states of the United States of America and is not a CFC.

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“Withdrawing Lender” has the meaning set forth in the Amendment and Restatement Agreement.

1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:

(a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

(b) (1) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof.

(ii) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears.

(iii) The term “including” is by way of example and not limitation.

(iv) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.

(c) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”

(d) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document.

1.03 Accounting Terms. ii) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein.

(b) If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

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1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).

1.05 References to Agreements and Laws. Unless otherwise expressly provided herein, iii) references to Organization Documents, agreements (including the Loan Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Loan Document; and iv) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Pacific time (daylight or standard, as applicable).

1.07 Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however that with respect to any Letter of Credit that by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

ARTICLE II
the COMMITMENTS and Credit Extensions

2.01 Deemed Loans. Subject to the terms and conditions set forth herein, on the Restatement Effective Date, each Lender that held a “Loan” under and as defined in the Existing Credit Agreement will be deemed to be a Lender and to have advanced a Loan under this Section 2.01. Subject to the terms and conditions set forth herein, each Lender severally agrees to make deemed Loans to the Borrower, solely in the circumstances set forth in Section 2.02(c)(i) hereof, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment.

2.02 Letters of Credit.

(a) The Letter of Credit Commitment.

(i) Subject to the terms and conditions set forth herein, (a) the L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.02, (1) from time to time on any Business Day during the period from the Restatement Effective Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower, and to amend or extend Letters of Credit previously issued by it, in accordance with subsection (b) below, and (2) to honor drawings under the Letters of Credit; and (b) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Outstandings shall not exceed the Aggregate Commitments, (y) the Credit Exposure of any Lender shall not exceed such Lender’s Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Restatement Effective Date shall be subject to and governed by the terms and conditions hereof.

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(ii) The L/C Issuer shall not issue any Letter of Credit, if:

(A) subject to Section 2.02(b)(iii), the expiry date of the requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or

(B) the expiry date of the requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date.

(iii) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if:

(A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing the Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Restatement Effective Date, or shall impose upon the L/C Issuer any loss, cost or expense which is not reimbursable hereunder and was not applicable on the Restatement Effective Date and which the L/C Issuer in good faith deems material to it;

(B) the issuance of the Letter of Credit would violate any Laws or one or more policies of the L/C Issuer applicable to letters of credit generally;

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(C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, the Letter of Credit is in an initial stated amount less than $100,000;

(D) the Letter of Credit is to be denominated in a currency other than Dollars;

(E) the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

(F) any Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.12(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion.

(iv) The L/C Issuer shall not amend any Letter of Credit if the L/C Issuer would not be permitted at such time to issue the Letter of Credit in its amended form under the terms hereof.

(v) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue the Letter of Credit its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit.

(vi) The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (c) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (d) as additionally provided herein with respect to the L/C Issuer.

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(b) Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

(i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by the L/C Issuer, by personal delivery or by any other means acceptable to the LC Issuer. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 10:00 a.m. at least two Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (e) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (f) the amount thereof; (g) the expiry date thereof; (h) the name and address of the beneficiary thereof; (i) the documents to be presented by such beneficiary in case of any drawing thereunder; (j) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (k) such other matters as the L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may reasonably require. Additionally, the Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may reasonably require.

(ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Article IV shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender’s Applicable Percentage times the amount of such Letter of Credit.

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(iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an “Auto-Extension Letter of Credit”); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the “Non-Extension Notice Date”) in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (l) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.02(a) or otherwise), or (m) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

(iv) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

(c) Drawings and Reimbursements; Funding of Participations.

(i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Not later than 3:00 p.m. on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Lender’s Applicable Percentage thereof. In such event, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, but subject to the amount of the unutilized portion of the Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.02(c)(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

(ii) Each Lender (including the Lender acting as L/C Issuer) shall upon any notice pursuant to Section 2.02(c)(i) make funds available (and the Administrative Agent may apply Cash Collateral provided for this purpose) for the account of the L/C Issuer at the Administrative Agent’s Office in an amount equal to its Applicable Percentage of the Unreimbursed Amount not later than 12:00 noon on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.02(c)(iii), each Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

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(iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans because the conditions set forth in Section 4.02 cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest for the first Business Day at the Base Rate and thereafter at the Default Rate. In such event, each Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.02(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.02.

(iv) Until each Lender funds its Loan or L/C Advance pursuant to this Section 2.02(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender’s Applicable Percentage of such amount shall be solely for the account of the L/C Issuer.

(v) Each Lender’s obligation to make Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.02(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (n) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (o) the occurrence or continuance of a Default, or (p) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender’s obligation to make Loans pursuant to this Section 2.02(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Loan Notice). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

(vi) If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.02(c) by the time specified in Section 2.02(c)(ii), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the Federal Funds Rate from time to time in effect, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Loan included in the relevant Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

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(d) Repayment of Participations.

(i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender’s L/C Advance in respect of such payment in accordance with Section 2.02(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Applicable Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

(ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.02(c)(i) is required to be returned under any of the circumstances described in Section 10.05 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Applicable Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

(e) Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

(i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

(ii) the existence of any claim, counterclaim, set-off, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

(iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv) waiver by the L/C Issuer of any requirement that exists for the L/C Issuer’s protection and not the protection of the Borrower or any waiver by the L/C Issuer which does not materially prejudice the Borrower;

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(v) honor of a demand for the payment presented electronically even if such Letter of Credit requires that demand be in the form of a draft;

(vi) any payment made by the L/C Issuer in respect of any other complying item presented after the date specified as the expiration date of, or the date by which documents must be received under Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable;

(vii) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law; or

(viii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any of its Subsidiaries.

The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will promptly notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

(f) Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower’s pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Related Parties nor any correspondent, participant or assignee of the L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.02(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communication with a beneficiary. None of the Lenders nor any of their Affiliates shall have any liability or responsibility to the Borrower by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in clauses (i) through (v) of Section 2.02(e)), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the L/C Issuer.

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(g) Applicability of ISP, Limitation of Liability. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each standby Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to the Borrower for, and the L/C Issuer’s right and remedies against the Borrower shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction whether the L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade - International Finance Services Association (BAFT-IFSA), of the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice.

(h) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit). Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Maturity Date, on the Letter of Credit Expiration Date and thereafter on demand. If there is any change in the Applicable Rate during any quarter, the daily maximum amount of each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, during the existence of any Event of Default under Section 8.01(a), upon the request of the Required Lenders, all Letter of Credit Fees shall accrue at the Default Rate.

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(i) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account a fronting fee with respect to each Letter of Credit in the amount specified in the Fee Letter, payable on the actual daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letter of Credit). Such fronting fee shall be computed on a quarterly basis in arrears. Such fronting fee shall be due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

(j) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

2.03 Termination or Reduction of Commitments.

(a) Optional.

(i) From and after the Restatement Effective Date, the Borrower may, upon notice to the Administrative Agent:

(A) terminate the Facility, or from time to time permanently reduce the Facility; provided that (i) any such notice shall be received by the Administrative Agent not later than 10:00 a.m. five Business Days prior to the date of termination or reduction; (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof; (iii)  the Borrower shall not terminate or reduce the Facility if, after giving effect thereto and to any concurrent prepayments and posting of Cash Collateral hereunder, the Total Outstandings would exceed the Facility; and (iv)  if, after giving effect to any reduction of the Facility, the Letter of Credit Sublimit exceeds the amount of the Facility, the Letter of Credit Sublimit shall be automatically reduced by the amount of such excess; or

(B) permanently reduce the Commitment of any Lender that assumes the Commitment of another Lender pursuant to Section 10.13; provided that (v) the amount of such reduction shall not exceed the amount of the Commitment assumed by such Lender pursuant to Section 10.13; (vi) the Borrower shall not reduce any such Commitment if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings would exceed the Facility; and (vii) if, after giving effect to any such reduction of the Facility, the Letter of Credit Sublimit exceeds the amount of the Facility, the Letter of Credit Sublimit shall be automatically reduced by the amount of such excess; or

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(ii) The Administrative Agent will promptly notify the Lenders of any such notice of termination or reduction of any Commitment under clause (i)(A) above, and shall notify each applicable Lender of any such notice of termination or reduction of any Commitment under clause (i)(B) above. Any reduction of any Commitment under clause (i)(A) above, shall be applied to the Commitment of each Lender according to its Applicable Percentage, and any reduction of any Commitment under clause (i)(B) above, shall be applied solely to the Commitment of the Lender that assumed the Commitment pursuant to Section 10.13. All fees accrued until the effective date of any termination of any Commitment shall be paid on the effective date of such termination.

(b) Mandatory. On the Restatement Effective Date, the Commitment of each Withdrawing Lender shall automatically be permanently reduced to zero and terminated; provided that (viii) such Withdrawing Lender consented to the amendment and restatement of the Existing Credit Agreement; (ix) the Borrower shall simultaneously ensure that, after giving effect thereto and to any concurrent prepayments hereunder, the Total Outstandings shall not exceed the Facility; and (x) if, after giving effect to any such reduction of the Facility, the Letter of Credit Sublimit exceeds the amount of the Facility, the Letter of Credit Sublimit shall be automatically reduced by the amount of such excess.

(c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit or the Commitment under this Section 2.03. Unless otherwise stated herein, upon any reduction of the Commitments, the Commitment of each Lender shall be reduced by such Lender’s Applicable Percentage of such reduction amount. All fees in respect of the Facility accrued until the effective date of any termination of the Facility shall be paid on the effective date of such termination.

2.04 Repayment of Loans. The Borrower shall repay to the Lenders the aggregate principal amount of the Loans on the earlier of (x) the first Business Day after the date such Loan was deemed made pursuant to Section 2.02(c) and (y) the Maturity Date.

2.05 Interest.

(a) Subject to the provisions of subsection (b) below, except as otherwise provided in the definition of the term “Base Rate”, each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate.

(b) (2) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(ii) If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

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(iii) Upon the request of the Required Lenders, during the existence of any Event of Default under Section 8.01(a), the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.

(c) Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.06 Fees. In addition to certain fees described in subsections (i) and (j) of Section 2.02:

(a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, a commitment fee equal to the Applicable Rate times the actual daily amount by which the Facility exceeds the sum of (i) the Outstanding Amount of Loans and (ii) the Outstanding Amount of L/C Obligations. The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Restatement Effective Date, and on the Maturity Date. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect.

(b) Other Fees. (3) The Borrower shall pay to each Arranger and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

(ii) The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.07 Computation of Interest and Fees.

(a) All computations of interest for Base Rate Loans when the Base Rate is determined by Bank of America’s “prime rate” shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365-day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.09(a), bear interest for one day.

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(b) If, as a result of any restatement of or other adjustment to the financial statements of the Borrower or for any other reason, the Borrower or the Lenders determine that (i) the Consolidated Total Leverage Ratio as calculated by the Borrower as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Total Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.02(c)(iii), 2.02(i) or 2.05(b) or under Article VIII. The Borrower’s obligations under this paragraph shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder.

2.08 Evidence of Debt.

(a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

(b) In addition to the accounts and records referred to in subsection (a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

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2.09 Payments Generally.

(a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 12:00 noon on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 12:00 noon shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Without limiting the generality of this Section 2.09, on each date when the payment of any principal, interest or fees are due hereunder or under any Note, the Borrower agrees to maintain on deposit in an ordinary checking account maintained by the Borrower with the Administrative Agent (as such account shall be designated by the Borrower in a written notice to the Administrative Agent from time to time, the “Borrower Account”) an amount sufficient to pay such principal, interest or fees in full. The Borrower hereby authorizes the Administrative Agent (i) to deduct automatically all principal, interest or fees when due hereunder, or under the Notes from the Borrower Account, and (ii) if and to the extent any payment under this Agreement or any other Loan Document is not made when due, to deduct automatically any such amount from any or all of the accounts of the Borrower maintained with the Administrative Agent. The Administrative Agent agrees to provide timely notice to the Borrower of any automatic deduction made pursuant to this Section 2.09.

(b) If any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(c) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

(i) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds at the Federal Funds Rate from time to time in effect; and

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(ii) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the Federal Funds Rate from time to time in effect. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (c) shall be conclusive, absent manifest error.

(d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest if such funds shall be returned not later than the next following Business Day and with interest at a rate per annum equal to the Federal Funds Rate for each subsequent day until so returned.

(e) The obligations of the Lenders hereunder to make Loans and to fund participations in Letters of Credit and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan or to fund any such participation or to make payments pursuant to Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 10.04(c).

(f) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

2.10 Sharing of Payments. If, other than as expressly provided elsewhere herein (including as a result of terminations or reductions in Commitments pursuant to Section 2.03 that are not pro rata according to the Lenders’ respective Applicable Percentage), any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of the Loans made by it, or the participations in L/C Obligations held by it resulting in such Lender’s receiving payment of a proportion of the aggregate amount of such Loans or participations and accrued interest thereon greater than its pro rata share thereof as provided herein, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and subparticipations in L/C Obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them, provided that:

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(i) if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii) the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 2.11, or (z) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations to any assignee or participant, other than an assignment to the Borrower or any Affiliate thereof (as to which the provisions of this Section shall apply).

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation

2.11 Cash Collateral.

(a) Certain Credit Support Events. If (i) the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, (iii) the Borrower shall be required to provide Cash Collateral pursuant to Section 8.02(c), or (iv) there shall exist a Defaulting Lender, the Borrower shall immediately (in the case of clause (iii) above) or within one Business Day (in all other cases) following any request by the Administrative Agent or the L/C Issuer, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 2.12(a)(iv) and any Cash Collateral provided by the Defaulting Lender).

(b) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.12(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in a blocked, non-interest bearing deposit account at Bank of America. The Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.

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(c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.11 or Sections 2.02, 2.04, 2.12 or 8.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.

(d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.06(b)(vi))) or (ii) the determination by the Administrative Agent and the L/C Issuer that there exists excess Cash Collateral; provided, however, (x) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, and (y) the Person providing Cash Collateral and the L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

2.12 Defaulting Lenders.

(a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:

(i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 10.01.

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(ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer hereunder; third, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.11; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.11; sixth, to the payment of any amounts owing to the Lenders or the L/C Issuer as a result of any judgment of a court of competent jurisdiction obtained by any Lender or the L/C Issuer against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender's breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.12(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.12(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.

(iii) Certain Fees.

(A) No Defaulting Lender shall be entitled to receive any fee payable under Section 2.06(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(B) Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.11.

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(C) With respect to any fee payable under Section 2.06(a) or any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the L/C Issuer the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.

(iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.

(v) Cash Collateral. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, Cash Collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.11.

(b) Defaulting Lender Cure. If the Borrower, the Administrative Agent and the L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.12(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

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ARTICLE III
TAXES AND YIELD PROTECTION

3.01 Taxes.

(a) Any and all payments by the Borrower to or for the account of the Administrative Agent or any Lender under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Administrative Agent, the L/C Issuer and each Lender, Excluded Taxes (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as “Taxes”). If the Borrower shall be required by any Laws to deduct any Indemnified Taxes from or in respect of any sum payable under any Loan Document to the Administrative Agent or any Lender, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.01(a)(i)), each of the Administrative Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, provided, however, that the Borrower shall not be required to increase any such amounts payable to the Administrative Agent or any Lender (A) to the extent provided in Section 10.14(a)(iii), (B) with respect to any backup withholding tax attributable to a Lender’s failure to comply with Section 10.14(b), or (C) with respect to any United States federal withholding taxes imposed on amounts payable to the Administrative Agent or such Lender at the time the Administrative Agent or such Lender becomes a party to this Agreement, except to the extent that such Administrative Agent’s predecessor (if any) or Lender’s assignor (if any), as the case may be, was entitled, at the time of succession or assignment, as the case may be, to receive additional amounts from the Borrower with respect to such Taxes pursuant to this Section 3.01(a)(i); (ii) the Borrower shall make such deductions; (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws; and (iv) the Borrower shall furnish to the Administrative Agent (which shall forward the same to such Lender) the original or a certified copy of a receipt evidencing payment thereof promptly after it becomes available to the Borrower or, if such a receipt is unavailable, such other evidence as may be reasonably satisfactory to the Administrative Agent.

(b) In addition, the Borrower agrees to pay any and all present or future stamp, court or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, any Loan Document (hereinafter referred to as “Other Taxes”).

(c) Without duplication of any amounts payable under clauses (a) or (b) above, the Borrower agrees to indemnify the Administrative Agent and each Lender for (i) the full amount of Taxes with respect to which the Borrower is required to pay additional amounts pursuant to Section 3.01(a)(i) and Other Taxes (including any such Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Administrative Agent and such Lender and (ii) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority (except to the extent that any such liability (including additions to tax, penalties, interest and expenses) arises as a result of the gross negligence or willful misconduct of the Administrative Agent or such Lender, as the case may be, provided that for purposes of this parenthetical clause, gross negligence shall not be deemed to include any failure on the part of the Administrative Agent or any Lender to inquire as to whether the Borrower has failed to pay any Taxes or Other Taxes when due to the appropriate taxation authority or other authority or has failed to remit to the Administrative Agent the required receipts or other required documentary evidence). Payment under this subsection (c) shall be made within 30 days after the date the Lender or the Administrative Agent makes a demand therefor.

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Each Lender that sells or grants a participation shall (i) withhold or deduct from each payment to a Participant the amount of any tax required under applicable law to be withheld or deducted from such payment and not withheld or deducted therefrom by the Borrower or the Administrative Agent, (ii) pay any tax so withheld or deducted by it to the appropriate taxation authority or other authority in accordance with applicable Laws and (iii) indemnify the Borrower and the Administrative Agent for any losses, costs and expenses that may incur as a result of any failure to withhold or deduct and pay any tax to the extent the amount of such tax and losses, costs and expenses exceeds the amount of tax and losses, costs and expenses that would have been imposed in the absence of such participation.

3.02 Increased Cost and Reduced Return; Capital Adequacy.

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the L/C Issuer;

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender or the L/C Issuer any other condition, cost or expense affecting this Agreement or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

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(b) If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.

3.03 Matters Applicable to all Requests for Compensation.

(a) A certificate of the Administrative Agent or any Lender claiming compensation under this Article III and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. In determining such amount, the Administrative Agent or such Lender may use any reasonable averaging and attribution methods.

(b) Upon any Lender’s making a claim for compensation under Section 3.01 or 3.02, the Borrower may replace such Lender in accordance with Section 10.13.

3.04 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder.

ARTICLE IV
CONDITIONS PRECEDENT TO effectiveness and Credit Extensions

4.01 Conditions of Effectiveness. The effectiveness of this amendment and restatement is subject to satisfaction of the following conditions precedent:

(a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Restatement Effective Date (or, in the case of certificates of governmental officials, a recent date before the Restatement Effective Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

(i) executed counterparts of this Agreement, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower;

(ii) a Note executed by the Borrower in favor of each Lender requesting a Note;

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(iii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Loan Documents to which such Loan Party is a party or is to be a party;

(iv) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing and in good standing in its jurisdiction of formation or incorporation;

(v) favorable opinions of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, as to the matters set forth in Exhibit F and such other matters concerning the Borrower and the Loan Documents as the Administrative Agent or the Required Lenders may reasonably request;

(vi) a certificate of a Responsible Officer of each Loan Party either (A) attaching copies of all consents, licenses and approvals required in connection with the execution, delivery and performance by such Loan Party and the validity against such Loan Party of the Loan Documents to which it is a party, and such consents, licenses and approvals shall be in full force and effect, or (B) stating that no such consents, licenses or approvals are so required;

(vii) a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 4.02(a) and (b) have been satisfied;

(viii) a duly completed pro forma Compliance Certificate as of the last day of the fiscal quarter of the Borrower most recently ended prior to the Restatement Effective Date for which financial statements are available, and utilizing the covenant levels for the Fiscal Quarter ending March 25, 2012, signed by a Responsible Officer of the Borrower;

(ix) reaffirmations of the Collateral Documents and the Guaranty by each Loan Party (other than, in the case of the Guaranty, the Borrower), in form and substance reasonably acceptable to the Administrative Agent; and

(x) such other assurances, certificates, documents, consents or opinions as the Administrative Agent, the L/C Issuer or the Required Lenders reasonably may require.

(b) Any fees required to be paid on or before the Restatement Effective Date shall have been paid.

(c) Unless waived by the Administrative Agent, the Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to or on the Restatement Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

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(d) The Restatement Effective Date shall have occurred on or before June 22, 2012.

Without limiting the generality of the provisions of Section 9.04, for purposes of determining compliance with the conditions specified in this Section 4.01 and the consent required under Section 10.01(a), each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document delivered or to be delivered pursuant to Section 4.01(a)(v) and not to require any additional documentation under Section 4.01(a)(x), unless the Administrative Agent shall have received notice from such Lender prior to the proposed Restatement Effective Date specifying its requirements or objection with respect thereto.

4.02 Conditions to all Credit Extensions. The obligation of each Lender to honor any Request for Credit Extension is subject to the following conditions precedent:

(a) The representations and warranties of the Borrower contained in Article V (other than, at such times as the Rating from S&P is at least BBB- and the Rating from Moody’s is at least Baa3, the representations and warranties in Sections 5.06 and 5.09) or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct on and as of the date of such Credit Extension, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes of this Section 4.02, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01.

(b) No Default shall exist, or would result from such proposed Credit Extension.

(c) The Administrative Agent and, if applicable the L/C Issuer shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d) After giving effect to such proposed Credit Extension, the Borrower shall be in pro forma compliance with the financial covenants set forth in Section 7.07. In the calculation of such pro forma compliance, the Borrower shall use the Consolidated EBITDA from the financial information most recently delivered to the Administrative Agent pursuant to Section 6.01(a) or (b) and the Consolidated Indebtedness as of the date of such proposed Credit Extension, after giving pro forma effect to such Credit Extension.

(e) Each Request for Credit Extension submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a), (b) and (d) have been satisfied on and as of the date of the applicable Credit Extension.

ARTICLE V
REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Administrative Agent and the Lenders that:

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5.01 Existence, Qualification and Power; Compliance with Laws. Each Loan Party and each of its Subsidiaries (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license, and (d) is in compliance with all Laws; except in each case referred to in clause (b)(i), (c) or (d), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any material Contractual Obligation to which such Person is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document.

5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party thereto in accordance with its terms, except as enforcement may be limited by (i) bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally or (ii) equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

5.05 Financial Statements.

(a) The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) to the extent required by GAAP, show all material indebtedness and other liabilities, direct or contingent, of the Borrower and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.

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(b) The unaudited consolidated balance sheet of the Borrower and its Subsidiaries dated March 25, 2012, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and their results of operations for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal interim accruals or adjustments, unless otherwise disclosed.

(c) Since the later of (i) the date of the quarterly financial statements for the fiscal quarter ended March 25, 2012, and (ii) the date of the most recent audited financial statements delivered pursuant to Section 6.01(a), there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Borrower after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of its Subsidiaries or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement, any other Loan Document, or (b) except as specifically disclosed in Schedule 5.06 to the Disclosure Letter (the “Disclosed Litigation”), either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect, and there has been no adverse change in the status, or financial effect on any Loan Party or any Subsidiary thereof, of the matters described in Schedule 5.06 to the Disclosure Letter.

5.07 No Default. Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document.

5.08 Ownership of Property; Liens. Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The property of the Borrower and its Subsidiaries is subject to no Liens, other than Liens permitted by Section 7.01 or created pursuant to any Loan Document.

5.09 Environmental Compliance. The Borrower and its Subsidiaries have reasonably concluded that, except as specifically disclosed in Schedule 5.09 to the Disclosure Letter, there are no claims against Borrower and its Subsidiaries or alleging potential liability under Environmental Laws or violations by the Borrower and its Subsidiaries of Environmental Laws which in either case would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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5.10 Insurance. The Borrower and its Subsidiaries have insurance in such amounts and covering such risks and liabilities as are in accordance with normal industry practice.

5.11 Taxes. The Borrower and its Subsidiaries have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed tax assessment against the Borrower or any Subsidiary that could reasonably be expected to have a Material Adverse Effect.

5.12 ERISA Compliance.

(a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto, has been established under a prototype plan for which an IRS opinion letter has been obtained by the plan sponsor and is valid as to the adopting employer, or is within its applicable remedial amendment period under Section 401(b) of the Code and, to the best knowledge of the Borrower, nothing has occurred which would prevent, or cause the loss of, such qualification. No Plan has failed prior to, or after, the effectiveness of the Pension Act, to satisfy the minimum funding standard within the meaning of Section 412 of the Internal Revenue Code or Section 302 of ERISA, as of the last day of the most recent fiscal year of such Plan ended prior to the date as of which this representation is made. Neither the Borrower nor any of its ERISA Affiliates is (A) prior to the effectiveness of the Pension Act, required to give security to any Plan pursuant to Section 401(a)(29) of the Internal Revenue Code or Section 307 of ERISA, or on or after the effectiveness of the Pension Act, required to make an additional contribution or give security to any Plan pursuant to Section 436 of the Internal Revenue Code or Section 206(g) of ERISA, or (B) subject to a Lien in favor of a Plan, under either Section 302(f) of ERISA or Section 412(m) of the Code prior to the effectiveness of the Pension Act, or under Section 303(k) of the ERISA or Section 430(k) of the Code on and after the effectiveness of the Pension Act.

(b) There are no pending or, to the best knowledge of the Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction within the meaning of Section 406 of ERISA and Section 4975 of the Code, other than as exempted under Section 408 of ERISA or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.

(c) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) neither the Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan that has resulted in or could reasonably be expected to result in a Material Adverse Effect; (iii) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA and (iv) no Pension Plan has any Unfunded Pension Liability that has resulted or could reasonably be expected to result in a Material Adverse Effect.

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5.13 Subsidiaries. As of the Restatement Effective Date, the Borrower has no Subsidiaries other than those specifically disclosed in Schedule 5.13 to the Disclosure Letter.

5.14 Margin Regulations; Investment Company Act; Public Utility Holding Company Act.

(a) The Borrower is not engaged and will not engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U issued by the FRB), or extending credit for the purpose of purchasing or carrying margin stock.

(b) None of the Borrower, any Person Controlling the Borrower, or any Subsidiary (i) is a “holding company,” or a “subsidiary company” of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company,” within the meaning of the Public Utility Holding Company Act of 1935, or (ii) is or is required to be registered as an “investment company” under the Investment Company Act of 1940.

5.15 Disclosure. The Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

5.16 Compliance with Laws. Each Loan Party and each Subsidiary thereof is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

5.17 Solvency. Each Loan Party is, individually and together with its Subsidiaries on a consolidated basis, Solvent.

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ARTICLE VI
AFFIRMATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02, 6.03 and 6.11) cause each Subsidiary to:

6.01 Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

(a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower (commencing with the fiscal year ending in December, 2012), a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Laws and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit or with respect to the absence of any material misstatement; and

(b) as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower (commencing with the fiscal quarter ending on June 24, 2012), (i) a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, setting forth in comparative form to the most recent audited balance sheet the figures for the current fiscal quarter end, (ii) the related consolidated statements of income or operations for such fiscal quarter and for the portion of the Borrower’s fiscal year then ended, and (iii) consolidated statements of cash flows for the portion of the fiscal year then ended, setting forth in the case of the statements of income specified in clause (ii) and cash flows specified in clause (iii) in comparative form the figures for the corresponding interim periods of the previous fiscal year, all in reasonable detail, such statements to be certified by the chief executive officer, chief financial officer, treasurer or controller of the Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal interim accruals or adjustments, unless otherwise disclosed, and the absence of footnotes.

So long as the Borrower furnishes the materials required pursuant to Section 6.02(b), the Borrower shall not be separately required to furnish any information under clause (a) or (b) above.

6.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

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(a) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal quarter ended June 24, 2012), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower;

(b) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

(c) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or of any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;

(d) to the extent not already furnished under any Loan Document, promptly after the furnishing thereof, copies of each annual, monthly or other periodic statement or report furnished to holders of the Senior Secured Notes pursuant to the terms of the Senior Secured Note Documents, and, promptly following the giving or receipt of written notice of the occurrence of any “default” or “event of default” (however described) by any Loan Party or of any of its Subsidiaries under the terms of the Senior Secured Note Documents, a copy of such notice;

(e) [RESERVED]; and

(f) promptly, such additional information regarding the business, financial or corporate affairs of the Borrower or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.

Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(b) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent and each Lender of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(b) to the Administrative Agent. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

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The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arrangers will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrower or its securities) (each, a “Public Lender”). The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.07); (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Investor;” and (z) the Administrative Agent and the Arrangers shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Investor.” Notwithstanding the foregoing, the Borrower shall be under no Obligation to mark any Borrower Materials “PUBLIC”.

6.03 Notices. Promptly notify the Administrative Agent and each Lender:

(a) of the occurrence of any Default;

(b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect, including to the extent it has or could reasonably be expected to result in a Material Adverse Effect, (i) breach or non-performance of, or any default under, a Contractual Obligation of any Loan Party or any Subsidiary thereof; (ii) any dispute, litigation, investigation, proceeding or suspension between any Loan Party or any Subsidiary thereof and any Governmental Authority; or (iii) the commencement of, or any material development in, any litigation or proceeding affecting any Loan Party or any Subsidiary thereof, including pursuant to any applicable Environmental Laws;

(c) of the occurrence of any ERISA Event;

(d) of the final determination by the certified public accountants providing the assessment report required under Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2 and Section 404 of Sarbanes-Oxley (in connection with its preparation of such report) or the Borrower’s determination at any time of the occurrence or existence of any Internal Control Event; and

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(e) of any announcement by Moody’s or S&P of any change or possible change in a Rating.

Each notice pursuant to this Section 6.03 (other than Section 6.03(e) or (f)) shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached.

6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, all its obligations and liabilities, including (a) all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary; and (b) all material lawful claims which, if unpaid, would by law become a Lien upon its property that would not otherwise be permitted hereunder unless such claims are being contested in good faith by appropriate proceedings and the relevant entity has established and maintains adequate reserves for the payment of the same.

6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization (except in a transaction permitted by Section 7.03), except to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect.

6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted, except to the extent that the failure to do so could reasonably be expected to have a Material Adverse Effect; (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) use the standard of care typical in the industry in the operation and maintenance of its facilities except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

6.07 Maintenance of Insurance. Keep its insurable properties adequately insured at all times by financially sound and reputable insurers; maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage, as is customary with companies in the same or similar businesses operating in the same or similar locations, including public liability insurance against claims for personal injury.

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6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

6.09 Books and Records. (a) Maintain proper books of record and account, in which are in all material respects full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the assets and business of the Borrower or such Subsidiary, as the case may be; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over the Borrower or such Subsidiary, as the case may be.

6.10 Inspection Rights. Permit representatives and independent contractors of the Administrative Agent to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower and permit representatives and independent contractors of each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of such Lender and at such reasonable times during normal business hours and unless an Event of Default then exists, not more frequently than once in any fiscal year, upon reasonable advance notice to the Borrower; provided, however, that, notwithstanding the foregoing, when an Event of Default exists the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon one Business Day’s notice.

6.11 Use of Proceeds. Use the proceeds of the Credit Extensions only for working capital and other corporate purposes not in contravention of Law or of any Loan Document.

6.12 Covenant to Guarantee Obligations and Give Security. Upon the formation or acquisition of any new direct or indirect Subsidiary (other than any Non-Guarantor Subsidiary) by any Loan Party, or any Non-Guarantor Subsidiary no longer meeting the requirements of the definition thereof, the Borrower shall, at the Borrower’s expense:

(i) within 10 days after such formation or acquisition (or such longer period agreed to by the Administrative Agent), or change in status, cause such Subsidiary, and cause each direct and indirect parent of such Subsidiary (if it has not already done so), to duly execute and deliver to the Administrative Agent (x) a guaranty or guaranty supplement, in form and substance satisfactory to the Administrative Agent, guaranteeing the Borrower’s Obligations under the Loan Documents and (y) a joinder to the Security Agreement in the form attached thereto, and

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(ii) within 30 days after such formation or acquisition (or such longer period agreed to by the Administrative Agent), deliver to the Administrative Agent, (i) an incumbency certificate issued by the secretary or assistant secretary of such Guarantor, certifying as to the authority of the person executing such Guaranty on behalf of such Guarantor, (ii) a copy of a resolution from the board of directors of such Guarantor authorizing execution and delivery of such Guaranty, and (iii) a signed copy of a favorable opinion, addressed to the Administrative Agent and the Lenders, of counsel for the Loan Parties acceptable to the Administrative Agent as to such matters as the Administrative Agent may reasonably request.

At any time upon request of the Administrative Agent, the Borrower shall, and shall cause each relevant Subsidiary to, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may deem necessary or desirable in obtaining the full benefits of, or (as applicable) in perfecting and preserving the Liens under the Collateral Documents.

ARTICLE VII
NEGATIVE COVENANTS

So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding:

7.01 Liens. The Borrower shall not, nor shall it permit any Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a) Liens pursuant to any Loan Document;

(b) Liens existing on the date hereof and listed on Schedule 7.01 to the Disclosure Letter and any renewals or extensions thereof, provided that the property covered thereby is not increased and any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(a);

(c) Liens on property existing at the time the Borrower or any Subsidiary acquired such property, including any acquisition by means of a merger, amalgamation or consolidation with or into the Borrower or any Subsidiary; provided, however, that such Lien may not extend to any other property of the Borrower or any Subsidiary and such Lien was not created in connection with or in anticipation of such acquisition;

(d) Liens granted pursuant to the provisions of any Contractual Obligation permitted under Section 7.08(b);

(e) Liens for taxes not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

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(f) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 60 days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person to the extent required in accordance with GAAP;

(g) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA;

(h) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(i) statutory, common law or contractual Liens of landlords, any interest of title of a lessor or sublessor or a lessee or sublessee under any lease of real estate, and easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

(j) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(h) or securing appeal or other surety bonds related to such judgments;

(k) Liens (not securing Indebtedness) of depository institutions and securities intermediaries (including rights of set-off or similar rights) with respect to deposit accounts or securities accounts;

(l) Liens on any cash earnest money deposit made by the Borrower or any Subsidiary in connection with any letter of intent or acquisition agreement that is not prohibited by this Agreement;

(m) licenses or sublicenses of patents, trademarks, copyrights and other intellectual property rights in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of the Borrower and its Subsidiaries;

(n) Liens on insurance proceeds securing the payment of financed insurance premiums;

(o) customary Liens granted in favor of a trustee to secure fees and other amounts owing to such trustee under an indenture or other agreement pursuant to such Indebtedness permitted by Section 7.02 is issued;

(p) Liens securing obligations not prohibited by this Agreement in an aggregate amount not to exceed $25,000,000 at any time outstanding;

(q) Liens granted to secure the Senior Secured Notes and obligations under the Senior Secured Note Documents and any refinancings, refundings, renewals or extensions of the Senior Secured Notes permitted by Section 7.02(k), which Liens are no more than co-extensive and pari passu with the Liens granted to the Administrative Agent under the Security Agreement; and

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(r) Liens securing cash-collateralized letters of credit applied for by a Loan Party and issued by one or more issuing banks outside the terms of this Agreement, in an aggregate stated amount not to exceed $10,000,000 at any time.

7.02 Indebtedness. The Borrower shall not, and shall not permit any Subsidiary to create, incur, assume or suffer to exist any Indebtedness, except:

(a) Indebtedness under the Loan Documents, including any Guaranty of the Obligations issued by any Subsidiary;

(b) Indebtedness outstanding on September 26, 2008 and listed on Schedule 7.02 to the Disclosure Letter and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder;

(c) unsecured Indebtedness of the Borrower (which may be guaranteed by Subsidiaries), at any time outstanding in an aggregate principal amount not to exceed $200,000,000, to be used for any general corporate purposes;

(d) Indebtedness pursuant to Swap Contracts; provided that such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view”;

(e) Indebtedness incurred to finance the acquisition, construction or improvement of any assets, including Capital Lease Obligations and including any such Indebtedness incurred for such purpose within 90 days after such acquisition or completion of construction or improvement, and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that the aggregate principal amount of Indebtedness permitted by this clause (e) shall not exceed $25,000,000 at any time outstanding;

(f) (i) Indebtedness of the Borrower and its Subsidiaries to the Borrower or its Subsidiaries outstanding on September 26, 2008, (ii) Indebtedness of a Loan Party to another Loan Party, (iii) Indebtedness of a Loan Party to a Subsidiary of the Borrower that is not a Loan Party, and (iv) Indebtedness of Subsidiaries of the Borrower that are not Loan Parties to a Loan Party that would be permitted under clause (iv) of Section 7.10(c);

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(g) Guarantees by the Borrower or its Subsidiaries of Indebtedness otherwise permitted under this Section 7.02;

(h) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds in the ordinary course of business or other cash management services in the ordinary course of business; provided that (x) such Indebtedness (other than credit or purchase cards) is extinguished within five Business Days of its incurrence; and (y) such Indebtedness in respect of credit or purchase cards is extinguished within 60 days of its incurrence;

(i) Indebtedness of a Subsidiary acquired after the date of this Agreement or a corporation merged into or consolidated with the Borrower or any Subsidiary after the Agreement and Indebtedness assumed in connection with the acquisition of assets, which Indebtedness in each case exists at the time of such acquisition, merger or consolidation and is not created in contemplation of such event and where such acquisition, merger or consolidation is permitted by this Agreement, and (ii) extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (plus any accrued and unpaid interest and redemption premium paid plus other reasonable amounts, including fees and expenses reasonably incurred in connection with any such extension, renewal or replacement); provided that the aggregate amount of all such Indebtedness does not at any time exceed an amount at any time outstanding in excess of $10,000,000;

(j) Indebtedness incurred or arising in connection with the matters described in Sections 7.01(g), (h) and (j);

(k) Indebtedness constituted by the Senior Secured Notes and any refinancings, refundings, renewals or extensions thereof; provided that the principal amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to fees and expenses reasonably incurred by the Borrower in engaging and utilizing underwriters or initial purchasers in connection with such refinancing, provided further that no such refinancing, refunding, renewal or extension may provide for (A) an earlier final, stated maturity date, or make provision for any amortization payments to occur earlier than the stated maturity of the Senior Secured Notes, or (B) directly or indirectly, and including any original issue discount or other method, a higher interest rate, than that which apply to the Indebtedness being refinanced, refunded, renewed or extended;

(l) Indebtedness in the form of reimbursement obligations under cash-collateralized letters of credit applied for by a Loan Party and issued by one or more issuing banks outside the terms of this Agreement, in an aggregate stated amount not to exceed $10,000,000 at any time; and

(m) other unsecured Indebtedness of the Borrower in an amount not to exceed $10,000,000.

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7.03 Fundamental Changes, Dispositions. The Borrower shall not, nor shall it permit any Subsidiary to merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) any of its assets (whether now owned or hereafter acquired) to or in favor of any Person, or make any Disposition or enter into any agreement to make any Disposition, except that:

(i) any Subsidiary may merge with (A) the Borrower, provided that the Borrower shall be the continuing or surviving Person, (B) any other Subsidiary that is a Loan Party, provided that when any Subsidiary is merging with a Loan Party, such Loan Party shall be the continuing or surviving Person, or (C) if such Subsidiary is not a Loan Party, any Subsidiary that is not a Loan Party;

(ii) (A) any Loan Party other than the Borrower may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Loan Party, and (B) any Loan Party may Dispose of its assets to any other Loan Party;

(iii) any Subsidiary that is not a Loan Party may Dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation) to the Borrower or any of its Subsidiaries;

(iv) the Borrower or any of its Subsidiaries may make Dispositions of inventory and of obsolete, unneeded or worn out property, whether now owned or hereafter acquired, may lease or sublease excess real property, and may grant licenses of intellectual property, in each case in the ordinary course of business;

(v) the Borrower or any of its Subsidiaries may make Dispositions (i) of equipment or real property to the extent that such property is exchanged for credit against the purchase price of similar replacement property, and (ii) of newspaper assets (including one or more Subsidiaries) to the extent exchanged for other newspaper assets (including any Person that becomes a Subsidiary as a result of such exchange) so long as, after giving effect thereto, the portion of Consolidated EBITDA attributable to such Disposed assets, when added to that portion of Consolidated EBITDA attributable to all other assets Disposed of in reliance on this subsection (v), does not exceed 20% of Consolidated EBITDA as set forth in the most recent financial information delivered to the Administrative Agent pursuant to Section 6.01(a) or (b);

(vi) the Borrower or any of its Subsidiaries may enter into one or more leveraged partnerships in connection with a Disposition of property made for fair market value and on terms satisfactory to the Administrative Agent (a “Leveraged Partnership Disposition”), provided that the Borrower shall have received the prior written consent of the Administrative Agent to its entry into such transaction and the execution and delivery of the definitive documentation in connection therewith;

(vii) other Dispositions so long as (x) no Default or Event of Default exists or would result therefrom, (y) after giving pro forma effect to such transaction, the Borrower shall be in compliance with the covenants in Section 7.07, and (z) such Disposition shall be (A) for fair market value and (B) if such Disposition or series of related Dispositions involves assets with an aggregate fair market value of $10,000,000 or more, at least 75% of the proceeds thereof shall be in cash or Cash Equivalents;

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(viii) Dispositions in connection with a joint production arrangement of equipment to a joint venture entity in exchange for Equity Interests in or Indebtedness of the joint venture entity so long as within 10 days after such Disposition (or such longer period agreed to by the Administrative Agent), the Borrower’s or the applicable Subsidiary’s Equity Interests or Indebtedness in such entity are pledged to the Administrative Agent; and

(ix) one or more Dispositions of real estate assets to any of the Borrower’s Pension Plans as a whole assets to satisfy contribution requirements under Applicable Law with respect to such Pension Plan in lieu of cash contributions; provided that (A) the aggregate market value of all assets the subject of such Dispositions shall not exceed $100,000,000 and (B) each such Disposition shall be by way of contribution only and no Net Cash Proceeds shall arise therefrom.

7.04 Change in Nature of Business. The Borrower shall not, nor shall it permit any Subsidiary to, engage in any material line of business other than business in the media, advertising or marketing industries or any business substantially related or incidental thereto, including in any business involving the foregoing through the internet.

7.05 Transactions with Affiliates. The Borrower shall not, nor shall it permit any Subsidiary to, enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to the Borrower or such Subsidiary as would be obtainable by the Borrower or such Subsidiary at the time in a comparable arm’s length transaction with a Person other than an Affiliate, provided that the foregoing restriction shall not apply to transactions between or among the Borrower and any of its wholly-owned Subsidiaries or between and among any wholly-owned Subsidiaries.

7.06 Use of Proceeds. The Borrower shall not, nor shall it permit any Subsidiary to, use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately for any purpose that entails a violation of, or that is inconsistent with, Regulation U of the FRB.

7.07 Financial Covenants.

(a) Consolidated Interest Coverage Ratio. The Borrower shall not permit the Consolidated Interest Coverage Ratio as of the last day of any fiscal quarter of the Borrower to be less than 1.50 to 1.00.

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(b) Consolidated Total Leverage Ratio. The Borrower shall not permit the Consolidated Total Leverage Ratio as of the last day of the following fiscal quarters of the Borrower to be more than the following ratios:

Fiscal quarter ending:	Ratio:

June, 2012	6.25 to 1.00

September, 2012	6.25 to 1.00

December, 2012	6.25 to 1.00

March, 2013 and thereafter	6.00 to 1.00

(c) Available Liquidity. The Borrower shall not permit the Available Liquidity as of the last day of each fiscal quarter of the Borrower or not later than two Business Days thereafter to be less than $10,000,000.

7.08 Burdensome Agreements. The Borrower shall not, nor shall it permit any Subsidiary to, enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that

(a) limits the ability (i) of any Subsidiary to make dividends or distributions to the Borrower or any Guarantor or to otherwise transfer property to or invest in the Borrower or any Guarantor, (ii) of any Subsidiary to Guarantee the Indebtedness of the Borrower or (iii) of the Borrower or any Subsidiary to create, incur, assume or suffer to exist Liens on property of such Person; provided, however, that this Section 7.08(a) shall not prohibit any limitations

(A) incurred or provided in favor of any holder of Indebtedness secured by Liens permitted under Section 7.01(b) (and any refinancings, refundings, renewals or extensions thereof permitted under Section 7.02(a)) or Section 7.01(q) solely to the extent any such limitation relates to the property financed by or the subject of such Indebtedness and any proceeds of, accessions to, or substitutions of similar value for such property;

(B) existing by reason of provisions restricting assignments, subletting or other transfers contained in leases, licenses, joint venture agreements, partnership agreements and other agreements that customarily restrict the same;

(C) that are or were created by virtue of any sale or transfer of, agreement to sell or transfer or option or right with respect to any property or assets (including the capital stock of any Person) not otherwise prohibited under this Agreement;

(D) under any agreement, instrument or contract affecting property or a Person at the time such property or Person was acquired by the Borrower or any of its Subsidiaries, so long as such restriction relates solely to the property or Person so acquired and was not created in connection with or in anticipation of such acquisition;

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(E) in effect on the date hereof and set forth on Schedule 7.08 to the Disclosure Letter;

(F) in effect on the date hereof so long as the consequences of violating any such limitations could not reasonably be expected to have a Material Adverse Effect;

(G) with respect to clause (iii) above, to the extent such Contractual Obligation permits the creation, incurrence, assumption or existence of a Lien on property of the Borrower or any Subsidiary (x) to secure Obligations (including Loans, L/C Obligations and amounts that may be funded from time to time as Loans under the Commitment) in favor of the Administrative Agent on behalf of the Lenders under this Agreement and (y) to secure amounts due under one or more other financing arrangements that refinance, refund, renew, extend or otherwise replace this Agreement in whole or in part in favor of lenders or other holders of indebtedness (or an agent on behalf of such lenders or holders) (or any subsequent refinancings, refundings, renewals, extensions or replacements of any such arrangements), in an aggregate amount pursuant to clauses (x) and (y) of up to the Senior Secured Debt Amount and any hedging obligations related to such Obligations or amounts; or

(H) under any document, instrument or agreement entered into in connection with Indebtedness permitted under Section 7.02(k);

(b) requires the grant of a Lien to secure an obligation of such Person if a Lien is granted to secure another obligation of such Person, except for

(i) any Contractual Obligation in effect (1) on the date hereof and set forth on Schedule 7.08 to the Disclosure Letter or (2) at the time any Subsidiary becomes a Subsidiary of the Borrower, so long as such Contractual Obligation was not entered into solely in contemplation of such Person becoming a Subsidiary of the Borrower, and any refinancings, refundings, renewals or extensions of any such obligation specified in clause (1) or clause (2) above; provided that the amount of such obligation is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing, refunding, renewal or extension and by an amount equal to any existing commitments unutilized thereunder; provided further that any incurrence or issuance of an obligation may be deemed a refinancing, refunding, renewal or extension of an earlier obligation if such later obligation is incurred or issued within 180 days of the date of a refinancing, refunding, renewal or extension and is set aside or earmarked for such refinancing, refunding, renewal or extension (as evidenced by a resolution of the board of directors of the Borrower);

(ii) any such Contractual Obligation providing for the granting of a Lien that would be permitted under Section 7.01(q); or

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(iii) any such Contractual Obligation under any document, instrument or agreement entered into in connection with Indebtedness permitted under Section 7.02(k).

7.09 Restricted Payments. The Borrower shall not, nor shall it permit any Subsidiary to, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that, so long as no Default shall have occurred and be continuing at the time of any action described below or would result therefrom:

(a) each Subsidiary may make Restricted Payments to the Borrower, any Subsidiaries of the Borrower that are Guarantors and any other Person that owns a direct Equity Interest in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

(b) the Borrower and each Subsidiary may declare and make dividend payments or other distributions payable solely in the common stock or other common Equity Interests of such Person;

(c) the Borrower may distribute rights pursuant to any existing shareholder rights plan or redeem such rights in accordance with the terms of any such existing shareholder rights plan;

(d) the Borrower and its Subsidiaries may make Restricted Payments in connection with or pursuant to any of its employee benefits plans or in connection with the employment, termination or compensation of its employees, officers, directors or consultants, including any repurchase or retention of Equity Interests in payment of withholding taxes in connection with equity-based compensation arrangements;

(e) the Borrower may make non-cash repurchases of Equity Interests that are deemed to occur upon exercise of stock options if the proceeds of such repurchases are deemed to represent a portion of the exercise price of such options;

(f) the Borrower may repurchase fractional shares of its Equity Interests arising out of stock dividends, splits or combinations, business combinations or conversion of convertible securities;

(g) the Borrower may make any payment at the maturity of, or any payment constituting an Early Retirement of its Public Indebtedness;

(h) the Borrower may (i) declare and pay cash dividends to its stockholders and (ii) purchase, redeem or otherwise acquire for cash Equity Interests issued by it, if (A) such declaration and payment would be permitted under Section 3.4 of the Senior Secured Notes Indenture were the same to be treated as a “Restricted Payment” (as defined in the Senior Secured Notes Indenture), and (B) after giving effect thereto, the Borrower would not be in Default; and

(i) the Borrower may make any payment required under the Senior Secured Notes (or any other Indebtedness permitted under Section 7.02(k)) upon an asset disposition.

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7.10 Investments. The Borrower shall not, nor shall it permit any Subsidiary to make or hold any Investments, except:

(a) Investments held by the Borrower and its Subsidiaries in the form of Cash Equivalents or Investments that were Cash Equivalents when made;

(b) advances to officers, directors and employees of the Borrower and Subsidiaries in an aggregate amount not to exceed $3,000,000 at any time outstanding, for travel, entertainment, relocation and analogous ordinary business purposes;

(c) (4) Investments by the Borrower and its Subsidiaries in their respective Subsidiaries outstanding on September 26, 2008, (ii) additional Investments by the Borrower and its Subsidiaries in the Loan Parties, (iii) additional Investments by Subsidiaries of the Borrower that are not Loan Parties in other Subsidiaries that are not Loan Parties, and (iv) additional investments by the Loan Parties in Subsidiaries that are not Loan Parties in an aggregate amount outstanding at any time of $5,000,000;

(d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;

(e) Guarantees of ordinary course obligations of Subsidiaries of the Borrower that do not constitute Indebtedness and Guarantees permitted by Section 7.02;

(f) Investments existing on September 26, 2008 and set forth on Schedule 7.10 to the Disclosure Letter;

(g) the purchase or other acquisition of all of the Equity Interests in, or all or substantially all of the property of, any Person that, upon the consummation thereof, will be wholly-owned directly by the Borrower or one or more of its wholly-owned Subsidiaries (including as a result of a merger or consolidation); provided that, with respect to each purchase or other acquisition made pursuant to this Section 7.10(g):

(i) any such newly-created or acquired Subsidiary shall comply with the requirements of Section 6.12;

(ii) the lines of business of the Person to be (or the property of which is to be) so purchased or otherwise acquired shall be substantially the same lines of business, or reasonably related or incidental thereto, as one or more of the principal businesses of the Borrower and its Subsidiaries in the ordinary course;

(iii) such purchase or other acquisition shall not include or result in any contingent liabilities that could reasonably be expected to be material to the business, financial condition, operations or prospects of the Borrower and its Subsidiaries, taken as a whole (as determined in good faith by the board of directors (or the persons performing similar functions) of the Borrower or such Subsidiary if the board of directors is otherwise approving such transaction and, in each other case, by a Responsible Officer);

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(iv) the total cash and noncash consideration (including the fair market value of all Equity Interests issued or transferred to the sellers thereof measured at the time of execution of the acquisition agreement, the reasonably estimated amount of earnouts and other contingent payment obligations to, and the aggregate cash amounts paid or to be paid under noncompete, consulting and other affiliated agreements with, the sellers thereof, and all assumptions of Indebtedness) paid by or on behalf of the Borrower and its Subsidiaries for any such purchase or other acquisition, when aggregated with the total cash and noncash consideration paid by or on behalf of the Borrower and its Subsidiaries for all other purchases and other acquisitions made by the Borrower and its Subsidiaries pursuant to this Section 7.10(g), shall not exceed the Available Investment Basket Amount and so long as within 10 days after such Investment (or such longer period agreed to by the Administrative Agent), the Borrower’s or the applicable Subsidiary’s interests in such Investment are pledged to the Administrative Agent to the extent required by the Security Agreement; and

(v) (A) immediately before and immediately after giving pro forma effect to any such purchase or other acquisition, no Default shall have occurred and be continuing and (B) immediately after giving effect to such purchase or other acquisition, the Borrower and its Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Section 7.07, such compliance to be determined on the basis of the financial information most recently delivered to the Administrative Agent and the Lenders pursuant to Section 6.01(a) or (b) as though such purchase or other acquisition had been consummated as of the first day of the fiscal period covered thereby.

(h) any Investment by a Loan Party resulting from the completion of a Leveraged Partnership Disposition;

(i) any Investment received as non-cash consideration from a Disposition permitted under Section 7.03;

(j) Investments consisting of pledges and deposits permitted by Section 7.01(g) and (h);

(k) Investments of any Person that becomes a Subsidiary after September 26, 2008; provided that (i) such Investments exist at the time such Person becomes a Subsidiary and (ii) such Investments were not made in anticipation of such Person becoming a Subsidiary;

(l) Investments pursuant to Swap Contracts permitted by Section 7.02(d);

(m) Investments consisting of acquisitions of newspaper assets (including Investments in any Person that becomes a Subsidiary) in an exchange permitted under Section 7.03(v) and any Investment received in a transaction described in Section 7.03(viii); and

(n) additional Investments in an amount not to exceed the Available Investment Basket so long as within 10 days after such Investment (or such longer period agreed to by the Administrative Agent), the Borrower’s or the applicable Subsidiary’s interests in such Investment are pledged to the Administrative Agent to the extent required by the Security Agreement.

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7.11 Amendments of Organization Documents. The Borrower shall not, nor shall it permit any Subsidiary to amend any of its Organization Documents in a manner that is adverse to the Lenders.

7.12 Accounting Changes. The Borrower shall not, nor shall it permit any Subsidiary to make any change in (a) accounting policies or reporting practices, except as required or permitted by GAAP, or (b) fiscal year.

ARTICLE VIII
EVENTS OF DEFAULT AND REMEDIES

8.01 Events of Default. Any of the following shall constitute an Event of Default:

(a) Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) within three Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) within five Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or

(b) Specific Covenants. The Borrower fails to perform or observe any term, covenant or agreement contained in any of Section 6.03(a), 6.05, 6.10 or 6.11 or Article VII; or

(c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in subsection (a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for 30 days after the earlier of (i) knowledge by a Responsible Officer of the Borrower of such failure or (ii) written notice thereof from the Administrative Agent or any Lender; or

(d) Representations and Warranties. Any representation or warranty or certification made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or

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(e) Cross-Default. (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) in respect of the Senior Secured Notes, or in respect of any Indebtedness or Guarantee (other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to the Senior Secured Notes, or relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs (including, without limitation, the triggering of any change in control or similar event with respect to the Borrower), the effect of which default or other event is to cause, or to permit the holder or holders of the Senior Secured Notes or such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries), as applicable, to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or

(f) Insolvency Proceedings, Etc. Any Loan Party, any Material Subsidiary or three or more Subsidiaries that are not Material Subsidiaries institute or consent to the institution of any proceeding under any Debtor Relief Law, or make an assignment for the benefit of creditors; or apply for or consent to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person(s) and the appointment continues undischarged or unstayed for 60 calendar days; or any proceeding under any Debtor Relief Law relating to any such Person(s) or to all or any material part of their property is instituted without the consent of such Person(s) and continues undismissed or unstayed for 60 calendar days, or an order for relief is entered in any such proceeding; or

(g) Inability to Pay Debts; Attachment. (i) Any Loan Party, any Material Subsidiary or three or more Subsidiaries that are not Material Subsidiaries become unable or admit in writing their inability or fail generally to pay their debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person(s) and is not released, vacated or fully bonded within 30 days after its issue or levy; or

(h) Judgments. There is entered against any Loan Party or any Subsidiary thereof any one or more final judgments or orders for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), and (A) enforcement proceedings are commenced by any creditor upon such judgment or order and such enforcement remains unstayed or such judgment remains unsatisfied for a period of 10 days, or (B) there is a period of 30 consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect or such judgment is unsatisfied; or

(i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of the Borrower under Title IV of ERISA to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or

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(j) Invalidity of Loan Documents. Any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any Loan Document, or purports to revoke, terminate or rescind any Loan Document; or

(k) Change of Control. There occurs any Change of Control with respect to the Borrower.

(l) Collateral Documents. Any Collateral Document shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien (subject to Liens permitted by Section 7.01) on the Collateral purported to be covered thereby.

(m) Subordination. (i) The subordination provisions of the documents evidencing or governing any subordinated Indebtedness (the “Subordinated Provisions”) shall, in whole or in part, terminate, cease to be effective or cease to be legally valid, binding and enforceable against any holder of the applicable subordinated Indebtedness; or (ii) the Borrower or any other Loan Party shall, directly or indirectly, disavow or contest in any manner (A) the effectiveness, validity or enforceability of any of the Subordination Provisions, (B) that the Subordination Provisions exist for the benefit of the Administrative Agent, the Lenders and the L/C Issuer or (C) that all payments of principal of or premium and interest on the applicable subordinated Indebtedness, or realized from the liquidation of any property of any Loan Party, shall be subject to any of the Subordination Provisions.

8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions:

(a) declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;

(b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower;

(c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto); and

(d) exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any Event of Default pursuant to clauses (f) or (g) of Section 8.01, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

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8.03 Application of Funds. After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations (which amounts shall not include amounts shared pro rata under the Security Agreement with the trustee for the Senior Secured Notes prior to release to the Administrative Agent for distribution hereunder) shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including reasonable fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;

Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including reasonable fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer and amounts payable under Article III), ratably among them in proportion to the respective amounts described in this clause Second payable to them;

Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Obligations, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Fourth held by them;

Fifth, to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit, to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.02 and 2.14; and

Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to Sections 2.02 and 2.14, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to clause Fifth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above.

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ARTICLE IX
ADMINISTRATIVE AGENT

9.01 Appointment and Authority.

(a) Each of the Lenders and the L/C Issuer hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and the Borrower shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine or any applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administration relationship between the contracting parties.

(b) The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article IX and Article XI (including Section 10.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

9.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

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(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower, a Lender or the L/C Issuer.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

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9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

9.06 Resignation of Administrative Agent.

(a) The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b) If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.

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(c) With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.

(d) Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.02(c). Upon the appointment by the Borrower of a successor L/C Issuer hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, (b) the retiring L/C Issuer shall be discharged from all of its respective duties and obligations hereunder or under the other Loan Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender and the L/C Issuer acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

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9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Arrangers or the Syndication Agent listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender or the L/C Issuer hereunder.

9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.02(i) and (j), 2.09 and 10.04) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer or in any such proceeding.

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9.10 Collateral and Guaranty Matters. The Lenders and the L/C Issuer irrevocably authorize the Administrative Agent, at its option and in its discretion,

(a) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Aggregate Commitments and payment in full of all Obligations (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the L/C Issuer shall have been made), (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing in accordance with Section 10.01; and

(b) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such property, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10.

9.11 Authorization for Intercreditor Agreement. The Lenders and the L/C Issuer irrevocably authorize the Administrative Agent to enter into and perform its obligations under the Intercreditor Agreement and any amendments thereto approved in accordance with the terms thereof.

ARTICLE X
MISCELLANEOUS

10.01 Amendments, Etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) waive any condition set forth in Section 4.01 (other than Section 4.01(b), to the extent related to the Administrative Agent, or (c)), or, in the case of the initial Credit Extension, Section 4.02, without the written consent of each Lender;

(b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender;

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(c) postpone any date fixed by this Agreement or any other Loan Document for (i) any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under such other Loan Document without the written consent of each Lender entitled to such payment or (ii) any mandatory reduction of any Commitment hereunder or under any other Loan Document without the written consent of each Appropriate Lender;

(d) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (iv) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount; provided, however, that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate;

(e) change Section 2.10 or Section 8.03 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(f) change any provision of this Section 10.01 or the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

(g) except in connection with a Disposition permitted under Section 7.03 or as set forth in Section 9.10(b), release all or substantially all of the value of the Guaranty, without the written consent of each Lender; or

(h) impose any greater restriction on the ability of any Lender to assign any of its rights or obligations hereunder without the written consent of the Required Lenders;

(i) release all or substantially all of the Collateral in any transaction or series of related transactions without the written consent of each Lender;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (iii) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that the Commitment of such Lender may not be increased or extended without the consent of such Lender.

If any Lender does not consent to a proposed amendment, waiver, consent or release with respect to any Loan Document that requires the consent of each Lender and that has been approved by the Required Lenders, the Borrower may replace such non-consenting Lender in accordance with Section 10.13; provided that such amendment, waiver, consent or release can be effected as a result of the assignment contemplated by such Section (together with all other such assignments required by the Borrower to be made pursuant to this paragraph).

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10.02 Notices; Effectiveness; Electronic Communications.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrower, the Administrative Agent or the L/C Issuer, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02; and

(ii) if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire.

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in subsection (b) below, shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Lenders and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender or the L/C Issuer pursuant to Article II if such Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

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(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

(d) Change of Address, Etc. Each of the Borrower, the Administrative Agent and the L/C Issuer may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, facsimile or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent and the L/C Issuer. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, facsimile number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

(e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

10.03 No Waiver; Cumulative Remedies. No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

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Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.03 (subject to the terms of Section 2.10) or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.10, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. Notwithstanding any other provision of this Article X to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, obligations to the Lenders or their Affiliates arising under treasury or cash management agreements and Swap Contracts unless the Administrative Agent has received written notice of such obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable treasury or cash management Lender or swap counterparty, as the case may be.

10.04 Expenses; Indemnity; Damage Waiver.

(a) Costs and Expenses. The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the fees, charges and disbursements of any counsel for the Administrative Agent, any Lender or the L/C Issuer) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

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(b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any third party or by the Borrower or any other Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any of its Subsidiaries, or any Environmental Liability related in any way to the Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrower or any other Loan Party against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under any other Loan Document, if the Borrower or such Loan Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

(c) Reimbursement by Lenders. To the extent that the Loan Parties for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer or any Related Party of any of the foregoing, but without limiting the obligation of the Borrower to do so, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer or such Related Party, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) or the L/C Issuer in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) or L/C Issuer in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.09(e).

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(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.

(e) Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.

(f) Survival. The agreements in this Section shall survive the resignation of the Administrative Agent and the L/C Issuer, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations.

10.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

10.06 Successors and Assigns.

(a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 10.06(b), (ii) by way of participation in accordance with the provisions of Section 10.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.06(f) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

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(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment(s) and the Loans (including for purposes of this Section 10.06(b), participations in L/C Obligations) at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and the Loans at the time owing to it, or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that concurrent assignments to members of an Assignee Group and concurrent assignments from members of an Assignee Group to a single Eligible Assignee (or to an Eligible Assignee and members of its Assignee Group) will be treated as a single assignment for purposes of determining whether such minimum amount has been met;

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned;

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(iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund;

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment if such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and

(C) the consent of the L/C Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding).

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount, if any, required as set forth in Schedule 10.06; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person.

(vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

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Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 3.01, 3.02, and 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, a Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that directly affects such Participant. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01 and 3.02 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.06(b). To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.10 as though it were a Lender.

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(e) Limitations upon Participant Rights. A Participant shall not be entitled to receive any greater payment under Section 3.01 or 3.02 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.01 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 10.14 as though it were a Lender.

(f) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(g) Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(h) Resignation as L/C Issuer after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitments and Loans pursuant to Section 10.06(b), Bank of America may, (i) upon 45 days’ notice to the Borrower and the Lenders, resign as L/C Issuer. In the event of any such resignation as L/C Issuer, the Borrower shall be entitled to appoint from among the Lenders (subject to acceptance by such designated Lender) a successor L/C Issuer hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.02(c)). Upon the appointment of a successor L/C Issuer, (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer, and (b) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

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10.07 Treatment of Certain Information; Confidentiality. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority purporting to have jurisdiction over it (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower. Each of the Administrative Agent and the Lenders further agrees to use the Information solely in connection with the extension of its Commitments under this Agreement and the exercise of its rights and discharge of its obligations hereunder and under the other Loan Documents.

For purposes of this Section, “Information” means all information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by any Loan Party or any Subsidiary thereof, provided that, in the case of information received from a Loan Party or any such Subsidiary after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. The confidentiality provisions set forth in this Section shall terminate two years following the date on which all Obligations hereunder have been paid in full and all Commitments hereunder have been terminated.

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Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Information may include material non-public information concerning the Borrower or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non-public information and (c) it will handle such material non-public information in accordance with applicable Law, including Federal and state securities Laws.

10.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or the L/C Issuer, irrespective of whether or not such Lender or the L/C Issuer shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch or office of such Lender or the L/C Issuer different from the branch or office holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.12 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

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10.10 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

10.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

10.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent or the L/C Issuer as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

10.13 Replacement of Lenders. If (i) any Lender requests compensation under Section 3.02, (ii) Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01, (iii) a Lender (a “Non-Consenting Lender”) does not consent to a proposed change, waiver, discharge or termination with respect to any Loan Document that has been approved by the Required Lenders as provided in Section 10.01 but requires unanimous consent of all Lenders or all Lenders affected thereby (as applicable), (iv) any Lender is a Defaulting Lender or (v) any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.06), all of its interests, rights and obligations under this Agreement and the related Loan Documents to an assignee that shall assume such obligations (which assignee shall be reasonably acceptable to Borrower and may be another Lender, if such other Lender accepts such assignment), provided that:

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(a) the Borrower shall have paid to the Administrative Agent the assignment fee specified in Section 10.06(b);

(b) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);

(c) in the case of any such assignment resulting from a claim for compensation under Section 3.02 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; and

(d) such assignment does not conflict with applicable Laws.

A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

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10.14 Tax Forms. v) (1) Each Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code (a “Foreign Lender”) shall deliver to the Administrative Agent, prior to receipt of any payment subject to withholding under the Code (or upon accepting an assignment of an interest herein), two duly signed completed copies of either IRS Form W-8BEN or any successor thereto (relating to such Foreign Lender and entitling it to an exemption from, or reduction of, withholding tax on all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or IRS Form W-8ECI or any successor thereto (relating to all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement) or such other evidence satisfactory to the Borrower and the Administrative Agent that such Foreign Lender is entitled to an exemption from, or reduction of, U.S. withholding tax, including any exemption pursuant to Section 881(c) of the Code. Thereafter and from time to time, each such Foreign Lender shall (A) promptly submit to the Administrative Agent such additional duly completed and signed copies of one of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may then be available under then current United States laws and regulations to avoid, or such evidence as is satisfactory to the Borrower and the Administrative Agent of any available exemption from or reduction of, United States withholding taxes in respect of all payments to be made to such Foreign Lender by the Borrower pursuant to this Agreement, (B) promptly notify the Administrative Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction, and (C) take such steps as shall not be materially disadvantageous to it, in the reasonable judgment of such Lender, and as may be reasonably necessary (including the re-designation of its Lending Office) to avoid any requirement of applicable Laws that the Borrower make any deduction or withholding for taxes from amounts payable to such Foreign Lender.

(ii) Each Foreign Lender, to the extent it does not act or ceases to act for its own account with respect to any portion of any sums paid or payable to such Lender under any of the Loan Documents (for example, in the case of a typical participation by such Lender), shall deliver to the Administrative Agent on the date when such Foreign Lender ceases to act for its own account with respect to any portion of any such sums paid or payable, and at such other times as may be necessary in the determination of the Administrative Agent (in the reasonable exercise of its discretion), (A) two duly signed completed copies of the forms or statements required to be provided by such Lender as set forth above, to establish the portion of any such sums paid or payable with respect to which such Lender acts for its own account that is not subject to U.S. withholding tax, and (B) two duly signed completed copies of IRS Form W-8IMY (or any successor thereto), together with any information such Lender chooses to transmit with such form, and any other certificate or statement of exemption required under the Code, to establish that such Lender is not acting for its own account with respect to a portion of any such sums payable to such Lender.

(iii) The Borrower shall not be required to pay any additional amount to any Foreign Lender under Section 3.01 (A) with respect to any Taxes required to be deducted or withheld on the basis of the information, certificates or statements of exemption such Lender transmits with or as part of an IRS Form W-8IMY pursuant to this Section 10.14(a) or (B) if such Lender shall have failed to satisfy the foregoing provisions of this Section 10.14(a); provided that if such Lender shall have satisfied the requirement of this Section 10.14(a) on the date such Lender became a Lender or ceased to act for its own account with respect to any payment under any of the Loan Documents, nothing in this Section 10.14(a) shall relieve the Borrower of its obligation to pay any amounts pursuant to Section 3.01 in the event that, as a result of any change in any applicable law, treaty or governmental rule, regulation or order, or any change in the interpretation, administration or application thereof, such Lender is no longer properly entitled to deliver forms, certificates or other evidence at a subsequent date establishing the fact that such Lender or other Person for the account of which such Lender receives any sums payable under any of the Loan Documents is not subject to withholding or is subject to withholding at a reduced rate.

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(iv) The Administrative Agent may, without reduction, withhold any Taxes required to be deducted and withheld from any payment under any of the Loan Documents with respect to which the Borrower is not required to pay additional amounts under this Section 10.14(a).

(b) Each Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Administrative Agent two duly signed completed copies of IRS Form W-9. If such Lender fails to deliver such forms, then the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable backup withholding tax imposed by the Code, without reduction.

(c) If any Governmental Authority asserts that the Administrative Agent did not properly withhold or backup withhold, as the case may be, any tax or other amount from payments made to or for the account of any Lender, such Lender shall indemnify the Administrative Agent therefor, including all penalties and interest, any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, and costs and expenses (including reasonable fees and expenses of counsel to the Administrative Agent) of the Administrative Agent. The obligation of the Lenders under this Section shall survive the termination of the Aggregate Commitments, repayment of all other Obligations hereunder and the resignation of the Administrative Agent.

10.15 Governing Law; Jurisdiction; Etc.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

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(c) WAIVER OF VENUE. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

10.16 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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10.17 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby, the Borrower acknowledges and agrees that (except as expressly set forth in an engagement letter between the Borrower and J.P. Morgan Securities Inc. or Merrill Lynch, Pierce, Fenner & Smith Incorporated or the Administrative Agent): (i) the credit facilities provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document) are an arm’s-length commercial transaction between the Borrower and its Affiliates, on the one hand, and the Administrative Agent and the Arrangers, on the other hand, and the Borrower is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents (including any amendment, waiver or other modification hereof or thereof); (ii) in connection with the process leading to such transaction, the Administrative Agent and each Arranger is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower, or any of its Affiliates, stockholders, creditors or employees or any other Person; (iii) neither the Administrative Agent nor any Arranger has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Loan Document (irrespective of whether the Administrative Agent or any other Arranger has advised or is currently advising the Borrower or any of its Affiliates on other matters) and neither the Administrative Agent nor any Arranger has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; (iv) the Administrative Agent and the Arrangers and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor any Arranger has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Administrative Agent and the Arrangers have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Loan Document) and the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. The Borrower hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent and the Arrangers with respect to any breach or alleged breach of agency or fiduciary duty.

10.18 USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify each Loan Party in accordance with the Act.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

THE MCCLATCHY COMPANY

By:	/s/ Elaine Lintecum
Name:	Elaine Lintecum
Title:	Vice President, Chief Financial Officer and Treasurer

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ Robert Munn, Jr.
Name:	Robert Munn, Jr.
Title:	SVP

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Ken Puro
Name:	Ken Puro
Title:	Vice President

1

JPMORGAN CHASE BANK,
as SyndicationAgent and Lender

By:	/s/ Peter B. Thauer
Name:	Peter B. Thauer
Title:	Executive Director

2

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

On file with the Administrative Agent

3

SCHEDULE 10.02

ADMINISTRATIVE AGENT’S OFFICE,
CERTAIN ADDRESSES FOR NOTICES

BORROWER:

The McClatchy Company
2100 Q Street
Sacramento, CA 95816
Attention: Elaine Lintecum
Telephone: 916-321-1846
Facsimile: 916-321-1869
Electronic Mail: elintecum@McClatchy.com
Website Address: www.McClatchy.com

ADMINISTRATIVE AGENT’S OFFICE

Notices (other than Requests for Extensions of Credit):

BANK OF AMERICA, N.A.

800 Fifth Avenue, Floor 17

Seattle, WA 98104

Mail Code: WA1-501-17-32

Att: Ken Puro

Tel: 206-358-0138

Facsimile: 415-343-0559

Electronic Mail: Ken.Puro@baml.com

For Payments and Requests for Extensions of Credit:

BANK OF AMERICA, N.A.

Bank of America Plaza

901 Main Street

Dallas, TX 75202-3714

Mail Code: TX1-492-14-05

Att: Betty Canales

Tel: 214-209-2131

Facsimile: 214-290-8377

Electronic Mail: betty.l.canales@baml.com

Payments:

Bank of America, N.A., New York NY

ABA # 026009593

Account Name: Corporate FTA

Account Number: 1292000883

Ref: The McClatchy Company

1

Letters of Credit:

BANK OF AMERICA, N.A.

Trade Operations – Los Angeles #226521

1000 West Temple Street, Suite Level 7

Mail Code: CA9-705-07-05

Los Angeles, CA 90017-1466

Attn: Tai Lu

Facsimile: 213-481-7840

Tel: 213-457-8841

2

SCHEDULE 10.06

ASSIGNMENT AND ASSUMPTION FEES

On file with the Administrative Agent

1

EXHIBIT A

[RESERVED]

EXHIBIT B

[RESERVED]

EXHIBIT C

FORM OF NOTE

[●], 2012

FOR VALUE RECEIVED, the undersigned (the “Borrower”) hereby promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of the Loans made by the Lender to the Borrower on and after [●]/the date hereof under that certain Second Amended and Restated Credit Agreement, dated as of June [●], 2012 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

The Borrower promises to pay interest on the unpaid principal amount of the Loans from the date of such Loans until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loan and payments with respect thereto.

The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

Form of Note C-1

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

THE MCCLATCHY COMPANY

By:
Name:
Title:

Form of Note C-2

LOANS AND PAYMENTS WITH RESPECT THERETO

Date	Type of Loan Made	Amount of Loan Made	End of Interest Period	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________
________	_________	_________	_________	_________	_________	________

Form of Note C-3

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: ___________, _____

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of June [●], 2012 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement”, the terms defined therein being used herein as therein defined), among The McClatchy Company, a Delaware corporation (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1. The Borrower has delivered to the Administrative Agent the year-end audited financial statements required by Section 6.01(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1. The Borrower has delivered to the Administrative Agent the unaudited financial statements required by Section 6.01(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

[select one:]

Form of Compliance Certificate D-1

[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]

--or--

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

4. The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of the Borrower that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5. The financial covenant analyses and information set forth on Schedules 1 and 2 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _____________.

THE MCCLATCHY COMPANY

By:
Name:
Title:

Form of Compliance Certificate D-2

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I. Section 7.07(a) – Consolidated Interest Coverage Ratio.

A.	Consolidated EBITDA for four consecutive fiscal quarters ending on above date (“Subject Period”) as set forth on Schedule 2:	$

B.	Consolidated Interest Charges for Subject Period:	$

C.	Consolidated Interest Coverage Ratio (Line I.A. ÷ Line I.B):		to 1

Minimum required: 1.50 to 1.00

II. Section 7.07(b) – Consolidated Leverage Ratio.

A.	Consolidated Indebtedness at Statement Date:	$

B.	Consolidated EBITDA for Subject Period (Line I.A. above):	$

C.	Consolidated Leverage Ratio (Line II.A ÷ Line II.B):		to 1

Maximum permitted:

Fiscal quarter ending:	Ratio:
June, 2012	6.25 to 1.00
September, 2012	6.25 to 1.00
December, 2012	6.25 to 1.00
March, 2013 and thereafter	6.00 to 1.00

III. Section 7.07(c) – Available Liquidity.

A.	Cash Equivalents on hand as of above date:	$

B.	Commitments as of above date:	$

less

	Outstanding Amount of Loans:	($	)

	Outstanding Amount of all L/C Obligations:	($	)

	Subtotal of B (line availability):	$

C.	Available Liquidity (Line III.A. + Line IIII.B):	$

Form of Compliance Certificate D-3

Minimum required: $10,000,000

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 2
to the Compliance Certificate
($ in 000’s)

Consolidated EBITDA
(in accordance with the definition of Consolidated EBITDA
as set forth in the Agreement)

Consolidated EBITDA	Quarter Ended _______	Quarter Ended _______	Quarter Ended _______	Quarter Ended _______	Twelve Months Ended _______
Consolidated Net Income
+ Consolidated Interest Charges
+ income taxes
+ depreciation expense
+ amortization expense
+ stock option expense
+ non-cash restructuring charges
+ cash restructuring charges (up to caps)
+ non-recurring or non-cash charges or losses
+ charges and losses on extinguishment of debt
+ Exchange Transaction expenses
- non-recurring or non-cash gains or other items
- all gains from extinguishment of debt
= Consolidated EBITDA

Form of Compliance Certificate D-4

EXHIBIT E

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Second Amended and Restated Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, the Letters of Credit and the Guaranties included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1. Assignor: ______________________________

2. Assignee: ______________________________ [and is an Affiliate/Approved Fund of [identify Lender]1]

3. Borrower: The McClatchy Company

4. Administrative Agent: Bank of America, N.A., as the administrative agent under the Credit Agreement

 1 Select as applicable.

Form of Assignment and Assumption E-1

5. Credit Agreement: Second Amended and Restated Credit Agreement, dated as of June [●], 2012, among The McClatchy Company, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer

6. Assigned Interest:2

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders*	Amount of Commitment/Loans Assigned*	Percentage Assigned of Commitment/Loans[3]	CUSIP Number
Revolving Credit Commitment	$______________	$_____________	______%
_____________	$______________	$_____________	______%
_____________	$______________	$_____________	______%

[7. Trade Date: __________________]4

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Title:

* Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

2 Includes deemed Loans made on account of unreimbursed L/C draws.

3 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

4 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

Form of Assignment and Assumption E-2

Consented to and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Title:

Consented to:

BANK OF AMERICA, N.A.,
as L/C Issuer

By:
Title:

THE MCCLATCHY COMPANY

By:
Title:

Form of Assignment and Assumption E-3

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

THE MCCLATCHY COMPANY

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

Form of Assignment and Assumption E-4

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Form of Assignment and Assumption E-5

EXHIBIT F

OPINION MATTERS

[Form of WSGR opinion to be attached]

Opinion Matters F-1

EXHIBIT G

FORM OF AMENDED AND RESTATED GUARANTY

THIS AMENDED AND RESTATED GENERAL CONTINUING GUARANTY (“Guaranty”), dated as of September 26, 2008, is executed and delivered by the Subsidiary that is a signatory hereto and any future Subsidiary that is not a Non-Guarantor Subsidiary (as defined in the Credit Agreement referenced below) that executes and delivers a Joinder hereto (each a “Guarantor” and, collectively, the “Guarantors”), in favor of the commercial lending institutions (the “Lenders”) from time to time party to the Credit Agreement (as hereinafter defined) and Bank of America, N.A. (“Bank of America”), as Administrative Agent (in such capacity, together with any successor appointed pursuant to Section 9.06 of the Credit Agreement, the “Administrative Agent”) for the Lenders.

WHEREAS, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to a Credit Agreement dated as of June 27, 2006 (said Agreement, as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 28, 2007, that certain Amendment No. 2 to Credit Agreement dated as of July 19, 2007, that certain Amendment No. 3 to Credit Agreement dated as of March 28, 2008, and that certain Amendment No. 4 to Credit Agreement dated as of September 26, 2008, as it may hereafter be amended, supplemented, modified or restated from time to time, being the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined) with The McClatchy Company, a Delaware corporation (the “Borrower”);

WHEREAS, certain of the Guarantors have previously executed a general continuing guaranty in favor of the Lenders and Bank of America pursuant to the Credit Agreement, and each of them now wishes to amend and restate such guaranty in its entirety to conform to the guaranty the new Guarantors are hereby executing;

WHEREAS, each of the Guarantors will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing and in order to induce the Lenders to make the credit extensions contemplated under the Credit Agreement, the Guarantors hereby agree, jointly and severally, as follows:

1. Definitions and Construction.

(a) Definitions. The following terms, as used in this Guaranty, shall have the following meanings:

“Bankruptcy Code” shall mean The Bankruptcy Reform Act of 1978 (11 U.S.C. §§101-1330), as amended or supplemented from time to time, and any successor statute, and any and all rules issued or promulgated in connection therewith.

“Beneficiaries” shall mean Administrative Agent and Lenders.

Form of Guaranty G-1

“Guarantied Obligations” shall mean the due and punctual payment of all Indebtedness owing by Borrower.

“Indebtedness” shall mean any and all obligations, indebtedness, or liabilities of any kind or character owed to Beneficiaries by Borrower and arising directly or indirectly out of or in connection with the Credit Agreement, the Notes, or the other Loan Documents (in each case as amended, supplemented, modified or restated from time to time) plus all of the obligations of the Borrower or any of its Subsidiaries under any and all Swap Contracts between the Borrower and any Lender or Affiliate of a Lender (or any Person that was a Lender or Affiliate of a Lender at the time such Swap Contract was executed) that hedge interest rate exposure for Indebtedness plus all of the obligations of the Borrower or any of its Subsidiaries under any and all treasury or cash management services (including, without limitation, purchase cards) between the Borrower and any Lender or an Affiliate of a Lender (or any Person that was a Lender or Affiliate of a Lender at the time such services agreement was executed), including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including reasonable attorneys’ fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Borrower is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Beneficiaries.

(b) Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the term “including” is not limiting, and the term “or” has the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewals, supplements or restatements thereto or thereof, as applicable: the Loan Documents; the Credit Agreement; this Guaranty; and the Notes. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Beneficiaries or any Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantors, Beneficiaries, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Beneficiaries and Guarantors.

Form of Guaranty G-2

2. Guarantied Obligations. Each Guarantor, jointly and severally, hereby irrevocably and unconditionally guaranties to Beneficiaries, as and for its own debt, until final and indefeasible payment thereof has been made, the due and punctual payment of the Guarantied Obligations, in each case when and as the same shall become due and payable, whether at maturity, by acceleration, or otherwise; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; provided, however, that each Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

Each Guarantor represents and warrants to Beneficiaries that (i) neither this Guaranty nor any collateral security therefor has been given with an intent to hinder, delay or defraud any creditor of such Guarantor; (ii) such Guarantor is not engaged, or about to engage, in any business or transaction for which its assets (other than those necessary to satisfy its obligations under this Guaranty or those given as collateral security for such obligations) are unreasonably small in relation to the business or transaction, nor does such Guarantor intend to incur, or believe or reasonably should believe that it will incur, debts beyond its ability to pay as they become due; and (iii) such Guarantor is not insolvent at the time it gives this Guaranty, and the giving of this Guaranty and any collateral security provided in connection herewith will not result in such Guarantor’s becoming insolvent. Each Guarantor hereby covenants and agrees that, as long as this Guaranty remains in effect, such Guarantor (i) shall incur no indebtedness beyond its ability to repay the same in full in accordance with the terms thereof; and (ii) shall not take any action, or suffer to occur any omission, which could give rise to a claim by any third party to set aside this Guaranty or any collateral given in connection herewith, or in any manner impair Beneficiaries’ rights and privileges hereunder or thereunder.

3. Continuing Guaranty. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Beneficiaries, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Beneficiaries in existence on the date of such revocation, (d) no payment by any Guarantor, Borrower, or from any other source, prior to the date of such revocation, shall reduce the maximum obligation of such Guarantor hereunder, and (e) any payment by Borrower or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligations of such Guarantor hereunder.

Form of Guaranty G-3

4. Performance under this Guaranty. In the event that Borrower fails to make any payment of any Guarantied Obligations on or before the due date thereof, each Guarantor immediately shall cause such payment to be made.

5. Primary Obligations. This Guaranty is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of the Notes. Each Guarantor agrees that it is directly, jointly and severally with each other Guarantor, liable to Beneficiaries, that the obligations of such Guarantor hereunder are independent of the obligations of Borrower or any other Guarantor, and that a separate action may be brought against such Guarantor, whether such action is brought against Borrower or another Guarantor or whether Borrower or any such other Guarantor is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Beneficiaries of whatever remedies they may have against Borrower or any other Guarantor, or the enforcement of any lien or realization upon any security Beneficiaries may at any time possess. Each Guarantor agrees that any release which may be given by Beneficiaries to Borrower or any other Guarantor shall not release such Guarantor. Each Guarantor consents and agrees that Beneficiaries shall be under no obligation to marshal any property or assets of Borrower or any other Guarantor in favor of such Guarantor, or against or in payment of any or all of the Guarantied Obligations.

6. Waivers.

(a) Each Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to such Guarantor’s right to make inquiry of Administrative Agent to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase such Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument; (vi) notice of any Default or Event of Default under the Credit Agreement; and (vii) all other notices (except if such notice is specifically required to be given to a Guarantor under this Guaranty or any other Loan Document to which such Guarantor is party) and demands to which such Guarantor might otherwise be entitled.

(b) To the fullest extent permitted by applicable law, each Guarantor waives the right by statute or otherwise to require Beneficiaries to institute suit against Borrower or to exhaust any rights and remedies which Beneficiaries have or may have against Borrower. In this regard, each Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter accruing, as fully as if such Guarantied Obligations were directly owing to Beneficiaries by such Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

Form of Guaranty G-4

(c) To the maximum extent permitted by law, each Guarantor hereby waives: (i) any rights to assert against Beneficiaries any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against Borrower or any other party liable to Beneficiaries; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Beneficiaries; (iv) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder; and (v) to the fullest extent permitted by law, any defense or benefit that may be derived from or afforded by law which limits the liability of or exonerates guaranties or sureties or requires Beneficiaries to exhaust remedies against the Borrower prior to commencing any action or foreclosure against such Guarantor or its properties including, without limitation, the benefits of California Civil Code §§ 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2848, 2849, and 2850, California Code of Civil Procedure §§ 580A, 580B, 580C, 580D, and 726, and Chapter 2 of Title 14 of the California Civil Code. Notwithstanding the foregoing, this Section 6(c) shall not be deemed to waive any portion of any right of subrogation, reimbursement, contribution or indemnification or similar right that would not be waived pursuant to the provisions of Section 6(e).

(d) Each Guarantor agrees that if all or a portion of the Indebtedness or this Guaranty is at any time secured by a deed of trust or mortgage covering interests in real property, Beneficiaries, in their sole discretion, without notice or demand and without affecting the liability of such Guarantor under this Guaranty, may foreclose pursuant to the terms of the Credit Agreement or otherwise the deed of trust or mortgage and the interests in real property secured thereby by non-judicial sale. Each Guarantor understands that the exercise by Beneficiaries of certain rights and remedies contained in the Credit Agreement and any such deed of trust or mortgage may affect or eliminate such Guarantor’s right of subrogation against Borrower and that such Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder. Nevertheless, each Guarantor hereby authorizes and empowers Beneficiaries to exercise, in their sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of such Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, each Guarantor shall remain bound under this Guaranty including its obligation to pay any deficiency following a non-judicial foreclosure.

(e) (1) Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document, until full and final payment of the Guaranteed Obligations, each Guarantor hereby waives with respect to Borrower and its respective successors and assigns (including any surety) and any other party any and all rights at law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which such Guarantor may have or hereafter acquire against Borrower or any other party in connection with or as a result of Borrower’s execution, delivery and/or performance of the Credit Agreement or any other Loan Document. Each Guarantor agrees that it shall not have or assert any such rights against Borrower or Borrower’s successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against such Guarantor by Borrower (as borrower or in any other capacity) or any other Person until the Guaranteed Obligations have been fully and finally repaid to the Beneficiaries. Each Guarantor hereby acknowledges and agrees that this waiver is intended to benefit the Beneficiaries and shall not limit or otherwise affect any of the Borrower’s liability hereunder, under any other Loan Document to which Borrower is a party, or the enforceability hereof or thereof.

Form of Guaranty G-5

(2) To the extent any waiver of subrogation contained in subparagraph (e)(1) is unenforceable, each Guarantor shall, until the Guaranteed Obligations shall have been paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been terminated or canceled, withhold exercise of (a) any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Borrower or any of its assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Borrower, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Borrower, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by the Beneficiaries, and (b) any right of contribution such Guarantor may have against any other Guarantor (including without limitation any such right of contribution). Each Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Borrower or against any collateral or security, and any rights of contribution Guarantor may have against any such other Guarantor, shall be junior and subordinate to any rights the Administrative Agent or Lenders may have against Borrower, to all right, title and interest the Beneficiaries may have in any such collateral or security, and to any right the Beneficiaries may have against such other Guarantor. The Administrative Agent, on behalf of Lenders, may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights any Guarantor may have, and upon any such disposition or sale any rights of subrogation Guarantors may have shall terminate. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the Administrative Agent on behalf of Lenders and shall forthwith be paid over to the Administrative Agent for the benefit of Lenders to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with Section 12 of this Guaranty.

Form of Guaranty G-6

7. Releases. Each Guarantor consents and agrees that, without notice to or by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, Beneficiaries may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Credit Agreement, the Notes, or any of the other Loan Documents or may grant other indulgences to Borrower in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Credit Agreement, the Notes, or any of the other Loan Documents, or may, by action or inaction, release or substitute any other Guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations (including any collateral) or any other guaranty of the Guarantied Obligations, or any portion thereof.

8. No Election. Beneficiaries shall have the right to seek recourse against any Guarantor to the fullest extent provided for herein and no election by Beneficiaries to proceed in one form of action or proceeding, or against any Guarantor or other party, or on any obligation, shall constitute a waiver of Beneficiaries’ right to proceed in any other form of action or proceeding or against any other Guarantor or other parties unless Beneficiaries have expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Beneficiaries under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantors under this Guaranty except to the extent that Beneficiaries finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

9. Indefeasible Payment. The Guarantied Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Beneficiaries are no longer subject to any right on the part of any person whomsoever, including Borrower, Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Borrower’s assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to Beneficiaries is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and each Guarantor shall be liable for the full amount Beneficiaries are required to repay plus any and all costs and expenses (including attorneys’ fees) paid by Beneficiaries in connection therewith.

10. Financial Condition of Borrower. Each Guarantor represents and warrants to Beneficiaries that it is currently informed of the financial condition of Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Each Guarantor further represents and warrants to Beneficiaries that it has read and understands the terms and conditions of the Credit Agreement, the Notes, and the other Loan Documents. Each Guarantor hereby covenants that it will continue to keep itself informed of Borrower’s financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

Form of Guaranty G-7

11. Subordination. Each Guarantor hereby agrees that after the occurrence and during the continuance of an Event of Default any and all present and future indebtedness of Borrower owing to such Guarantor shall be postponed in favor of and subordinated to payment in full of the Guarantied Obligations. Each Guarantor agrees that amounts paid over to Beneficiaries pursuant to the subordination provisions of this Section 11 shall be separate and apart from, and shall not be credited to, the liability of such Guarantor pursuant to Section 2.

12. Payments; Application. All payment to be made hereunder by any Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without setoff, deduction (whether for Taxes or otherwise) or counterclaim. All payments made by any Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including attorneys’ fees) incurred by Beneficiaries in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Beneficiaries constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

13. Attorneys’ Fees and Costs. Each Guarantor agrees to pay, on demand, all reasonable attorneys’ fees and all other reasonable costs and expenses which may be incurred by Beneficiaries in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

14. Notices. All notices and other communications provided to any party hereto under this Guaranty shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

If to any Guarantor:	c/o The McClatchy Company
2100 Q Street
Sacramento, CA 95816
Attention: Elaine Lintecum
Facsimile: (916) 321-1964

With a copy to:	Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, California 94304-1050
Attention: Andrew Hirsch, Esq.
Facsimile: (650) 493-6811

If to Beneficiaries:	Bank of America, N.A.
800 Fifth Avenue, Floor 32
Seattle, WA 98104
Mail Code: WA1-501-32-37
Attention: Ken Puro
Facsimile: (415) 343-0559

Form of Guaranty G-8

With a copy to:	Mayer Brown LLP
1675 Broadway
New York, NY 10019
Attention: Brian E. Newhouse, Esq.
Facsimile: (212) 849-5148

15. Cumulative Remedies. No remedy under this Guaranty, under the Credit Agreement, the Notes, or any Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Credit Agreement, the Notes, or any other Loan Document, and those provided by law. No delay or omission by Beneficiaries to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Beneficiaries to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

16. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

17. Entire Agreement; Amendments. This Guaranty constitutes the entire agreement among each Guarantor and Beneficiaries pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Guarantor and Administrative Agent. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

18. Successors and Assigns. Subject to the terms of the Credit Agreement, this Guaranty shall be binding each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of Beneficiaries; provided, however, no Guarantor shall assign this Guaranty or delegate any of its duties hereunder without Beneficiaries’ prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Beneficiaries, the rights and benefits herein conferred upon Beneficiaries shall automatically extend to and be vested in such assignee or other transferee.

19. Choice of Law and Venue; Service of Process. THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF EACH GUARANTOR AND BENEFICIARIES, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS ASSETS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE.

Form of Guaranty G-9

20. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF GUARANTORS AND BENEFICIARIES WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDINGS SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT BENEFICIARIES MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

21. Joint and Several Liability. The liability of the Guarantors hereunder shall be joint and several.

Form of Guaranty G-10

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Guaranty as of the day and year first written above.

[___________________]

By:
Its:

Form of Guaranty G-11

JOINDER TO AMENDED AND RESTATED GENERAL CONTINUING GUARANTY

This Joinder to Amended and Restated General Continuing Guaranty (this “Joinder”), dated as of __________, 20__, relates to the Amended and Restated General Continuing Guaranty dated as of September 26, 2008 (as amended to date, the “Guaranty”), among the Subsidiaries of The McClatchy Company parties thereto as Guarantors (collectively the “Guarantors”) in favor of the Lenders (as defined in the Credit Agreement (as hereinafter defined)) and Bank of America, N.A. (“Bank of America”), as Administrative Agent (the “Administrative Agent”).

The Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to a Credit Agreement dated as of June 27, 2006 (said Agreement, as amended by that certain Amendment No. 1 to Credit Agreement dated as of March 28, 2007, that certain Amendment No. 2 to Credit Agreement dated as of July 19, 2007, that certain Amendment No. 3 to Credit Agreement dated as of March 28, 2008, and that certain Amendment No. 4 to Credit Agreement dated as of September 26, 2008, as it may hereafter be amended, supplemented, modified or restated from time to time, being the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined) with The McClatchy Company, a Delaware corporation (the “Borrower”).

In compliance with Section 6.12 of the Credit Agreement, ____________ (the “Additional Guarantor”) hereby agrees as follows:

1. Joinder. The Guaranty is hereby amended to add as a party, and more specifically, as a Guarantor, thereunder, the Additional Guarantor.

2. Representations and Warranties. The Additional Guarantor represents and warranties to the Administrative Agent and the Lenders that each of the representations and warranties of a Guarantor contained in the Guaranty is hereby made by the Additional Guarantor as of the date hereof and is true and correct as to the Additional Guarantor as of the date hereof.

3. Additional Guarantor as Guarantor. The Additional Guarantor assumes all of the obligations and liabilities of a Guarantor under the Guaranty, agrees to be bound thereby as if the Additional Guarantor were an original party to the Guaranty and shall be a Guarantor for all purposes under the Loan Documents.

4. Effectiveness. This Joinder shall become effective on the date hereof upon the execution hereof by the Additional Guarantor and the Administrative Agent and delivery hereof to the Administrative Agent.

Form of Guaranty G-12

5. Governing Law. This Joinder shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of law.

[Name of Additional Guarantor]

By:
Name:
Title:

Notice Address:

Attention:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

Form of Guaranty G-13

Exhibit C
to
Commitment Reduction and
Amendment and Restatement Agreement

(Form of Security Reaffirmation Agreement attached hereto)

REAFFIRMATION OF SECURITY AGREEMENT

THIS REAFFIRMATION OF SECURITY AGREEMENT (this “Reaffirmation”) dated as of June 22, 2012, is made by THE MCCLATCHY COMPANY (the “Borrower”) and each of the signatories to this Reaffirmation (together with the Borrower, the “Grantors”), for the benefit of BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the Lenders. All capitalized terms not defined in this Reaffirmation shall have the meaning ascribed to such terms in the Security Agreement (defined below).

W I T N E S S E T H :

WHEREAS, pursuant to the Amended and Restated Credit Agreement dated as of February 11, 2010 as amended through the date hereof (the “Existing Credit Agreement”) among the Borrower, the Lenders from time to time party thereto, and BofA, as Administrative Agent for the Lenders and as Swing Line Lender and L/C Issuer, the Lenders, the Swing Line Lender and the L/C Issuer have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, to secure the Secured Obligations, the Grantors and the Administrative Agent entered into a Security Agreement dated as of September 26, 2008 (the “Security Agreement”);

WHEREAS, the Borrower, the Administrative Agent and the Lenders intend to amend and restate the Existing Credit Agreement, with effect on and as of the date hereof (as so amended and restated and as further amended, supplemented, amended and restated or other modified from time to time, the “Credit Agreement”);

WHEREAS, the execution and delivery of this Reaffirmation by each Grantor is a condition of such amendment and restatement; and

WHEREAS, it is in the best interests of the Grantors to execute this Reaffirmation inasmuch as the Grantors will derive substantial benefits from the Letters of Credit (as defined in the Credit Agreement) to be made available to the Borrower pursuant to the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Administrative Agent and each Lender to enter into the Credit Agreement, each Grantor agrees, for the benefit of the Administrative Agent and each Lender, as follows:

10.19 Ratification. All of the terms and conditions set forth in the Security Agreement are hereby confirmed and ratified, and each Grantor acknowledges and agrees that its obligations under the Security Agreement shall remain unchanged and in full force and effect, notwithstanding the amendment and restatement of the Existing Credit Agreement pursuant to the terms of the Credit Agreement and that the obligations of the Grantors under the Security Agreement shall from and after the date hereof relate to the Credit Agreement.

2	Security Agreement Reaffirmation

10.20 Representations and Warranties. Each Grantor warrants and represents to the Administrative Agent and the Lenders as follows:

(a) Past Representations Remain True. Both before and after giving effect to this Reaffirmation, the representations and warranties set forth in Article III of the Security Agreement are true and correct in all material respects with the same effect as if made on the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(b) Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Grantor of this Reaffirmation are within such Grantor’s powers under its constitutive documents, have been duly authorized by all necessary corporate or limited liability company action, and do not:

(1) contravene such Grantor’s Organization Documents (as defined in the Existing Credit Agreement);

(2) contravene any material Contractual Obligation to which such Grantor is a party or any order, injunction, writ or decree of any Governmental Authority (as defined in the Existing Credit Agreement) or any arbitral award to which such Grantor or its property is subject or violate any Law (as defined in the Existing Credit Agreement); or

(3) except as contemplated by the Intercreditor Agreement (as defined in the Existing Credit Agreement), result in, or require the creation or imposition of, any Lien (as defined in the Existing Credit Agreement) on any of such Grantor’s properties.

(c) Government Approval, Regulation, etc. Except for those that have been duly obtained or made and are in full force and effect, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery or performance by each Grantor of this Reaffirmation.

(d) Validity, etc. This Reaffirmation constitutes the legal, valid and binding obligation of the Grantors enforceable in accordance with its terms; except, in any case as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, liquidation or similar laws affecting creditors’ rights generally and to equitable principles (including, without limitation, concepts of materiality, reasonableness, good faith, fair dealing, and unconscionability), regardless of whether considered in a proceeding in equity or at law.

(e) No Offsets, etc. As of the date hereof, none of the Grantors has any offsets or defenses to its obligations under the Security Agreement and no claims or counterclaims against the Administrative Agent or the Lenders.

3	Security Agreement Reaffirmation

(f) Recognition of Substantial Benefit. Each Grantor will derive substantial benefits from the Credit Agreement.

10.21 Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

10.22 Successors and Assigns. This Reaffirmation shall be binding upon and inure to the benefit of the parties and their respective successors and assigns (provided, however, that each Grantor shall not assign or transfer any rights or obligations it has hereunder).

10.23 Counterparts. This Reaffirmation may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Reaffirmation by signing any such counterpart.

10.24 Governing Law; Submission to Jurisdiction. This Reaffirmation shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the General Obligation Laws of the State of New York).

[Signature Pages Follow]

4	Security Agreement Reaffirmation

IN WITNESS WHEREOF, each of the Grantors have caused this Reaffirmation to be duly executed and delivered by its respective officer thereunto duly authorized as of the date first above written.

THE MCCLATCHY COMPANY

By:
Name:
Title:

5	Security Agreement Reaffirmation

Aboard Publishing, Inc.
Anchorage Daily News, Inc.
Belton Publishing Company, Inc.
Biscayne Bay Publishing, Inc.
Cass County Publishing Company
Columbus Ledger-Enquirer, Inc.
Cypress Media, Inc.
East Coast Newspapers, Inc.
Gulf Publishing Company, Inc.
HLB Newspapers, Inc.
Keltatim Publishing Company, Inc.
Keynoter Publishing Company, Inc.
Lee’s Summit Journal, Incorporated
Lexington H-L Services, Inc.
Macon Telegraph Publishing Company
Mail Advertising Corporation
McClatchy Interactive West
McClatchy Investment Company
McClatchy Newspapers, Inc.
McClatchy U.S.A., Inc.
Miami Herald Media Company
Newsprint Ventures, Inc.
Nittany Printing and Publishing Company
Nor-Tex Publishing, Inc.
Olympic-Cascade Publishing, Inc.
Pacific Northwest Publishing Company, Inc.
Star-Telegram, Inc.
Tacoma News, Inc.
The Bradenton Herald, Inc.
The Charlotte Observer Publishing Company
The News and Observer Publishing Company
The State Media Company
The Sun Publishing Company, Inc.
Tribune Newsprint Company
Wichita Eagle and Beacon Publishing Company, Inc.
Wingate Paper Company

All By:
Name:	Elaine Lintecum
Title:	Vice President

6	Security Agreement Reaffirmation

McClatchy Interactive LLC
McClatchy Management Services, Inc.
Quad County Publishing, Inc.

All By:
Name:	Elaine Lintecum
Title:	President

Bellingham Herald Publishing, LLC
Idaho Statesman Publishing, LLC
Olympian Publishing, LLC

All By:	Pacific Northwest Publishing Company, Inc.,
its Sole Member

By:
Name:	Elaine Lintecum
Title:	Vice President

Cypress Media, LLC

By:	Cypress Media, Inc.,
its Sole Member

By:
Name:	Elaine Lintecum
Title:	Vice President

San Luis Obispo Tribune, LLC

By:	The McClatchy Company,
its Sole Member

By:
Name:	Elaine Lintecum
Title:	Chief Financial Officer

7	Security Agreement Reaffirmation

Exhibit D
to
Commitment Reduction and
Amendment and Restatement Agreement

(Form of Guaranty Reaffirmation Agreement attached hereto)

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REAFFIRMATION OF GUARANTY

THIS REAFFIRMATION OF GUARANTY (this “Reaffirmation”) dated as of June 22, 2012, is made by each of the signatories to this Reaffirmation (the “Guarantors”), for the benefit of BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with its successors and assigns, the “Administrative Agent”) for the Lenders, and the Lenders. All capitalized terms not defined in this Reaffirmation shall have the meaning ascribed to such terms in the Guaranty (defined below).

W I T N E S S E T H :

WHEREAS, pursuant to the Amended and Restated Credit Agreement dated as of February 11, 2010 as amended through the date hereof (the “Existing Credit Agreement”) among The McClatchy Company (the “Borrower”), the Lenders from time to time party thereto, and BofA, as Administrative Agent for the Lenders and as Swing Line Lender and L/C Issuer, the Lenders, the Swing Line Lender and the L/C Issuer have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, to guarantee the Guarantied Obligations, the Guarantors executed an Amended and Restated General Continuing Guaranty, dated as of September 26, 2008 (the “Guaranty”), in favor of the Lenders and the Administrative Agent;

WHEREAS, the Borrower, the Administrative Agent and the Lenders intend to amend and restate the Existing Credit Agreement, with effect on and as of the date hereof (as so amended and restated and as further amended, supplemented, amended and restated or other modified from time to time, the “Credit Agreement”);

WHEREAS, the execution and delivery of this Reaffirmation by each Guarantor is a condition of such amendment and restatement; and

WHEREAS, it is in the best interests of the Guarantors to execute this Reaffirmation inasmuch as the Guarantors will derive substantial benefits from the Letters of Credit (as defined in the Credit Agreement) to be made available to the Borrower pursuant to the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Administrative Agent and each Lender to enter into the Credit Agreement, each Guarantor agrees, for the benefit of the Administrative Agent and each Lender, as follows:

10.25 Ratification. All of the terms and conditions set forth in the Guaranty are hereby confirmed and ratified, and each Guarantor acknowledges and agrees that its obligations under the Guaranty shall remain unchanged and in full force and effect, notwithstanding the amendment and restatement of the Existing Credit Agreement pursuant to the terms of the Credit Agreement and that the obligations of the Guarantors under the Guaranty shall from and after the date hereof relate to the Credit Agreement.

2	Guaranty Reaffirmation

10.26 Representations and Warranties. Each Guarantor warrants and represents to the Administrative Agent and the Lenders as follows:

(g) Past Representations Remain True. Both before and after giving effect to this Reaffirmation, the representations and warranties set forth in Section 2 of the Guaranty are true and correct in all material respects with the same effect as if made on the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(h) Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each Guarantor of this Reaffirmation are within such Guarantor’s powers under its constitutive documents, have been duly authorized by all necessary corporate or limited liability company action, and do not:

(1) contravene such Guarantor’s Organization Documents (as defined in the Existing Credit Agreement);

(2) contravene any material Contractual Obligation (as defined in the Existing Credit Agreement) to which such Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority (as defined in the Existing Credit Agreement) or any arbitral award to which such Guarantor or its property is subject or violate any Law (as defined in the Existing Credit Agreement); or

(3) except as contemplated by the Intercreditor Agreement (as defined in the Existing Credit Agreement), result in, or require the creation or imposition of, any Lien (as defined in the Existing Credit Agreement) on any of such Guarantor’s properties.

(i) Government Approval, Regulation, etc. Except for those that have been duly obtained or made and are in full force and effect, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery or performance by each Guarantor of this Reaffirmation.

(j) Validity, etc. This Reaffirmation constitutes the legal, valid and binding obligation of the Guarantors enforceable in accordance with its terms; except, in any case as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, liquidation or similar laws affecting creditors’ rights generally and to equitable principles (including, without limitation, concepts of materiality, reasonableness, good faith, fair dealing, and unconscionability), regardless of whether considered in a proceeding in equity or at law.

(k) No Offsets, etc. As of the date hereof, none of the Guarantors has any offsets or defenses to its obligations under the Guaranty and no claims or counterclaims against the Administrative Agent or the Lenders.

3	Guaranty Reaffirmation

(l) Recognition of Substantial Benefit. Each Guarantor will derive substantial benefits from the Credit Agreement.

10.27 Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by law (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

10.28 Successors and Assigns. This Reaffirmation shall be binding upon and inure to the benefit of the parties and their respective successors and assigns (provided, however, that each Guarantor shall not assign or transfer any rights or obligations it has hereunder).

10.29 Counterparts. This Reaffirmation may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and either of the parties hereto may execute this Reaffirmation by signing any such counterpart.

10.30 Governing Law; Submission to Jurisdiction. This Reaffirmation shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the General Obligation Laws of the State of New York).

[Signature Pages Follow]

4	Guaranty Reaffirmation

IN WITNESS WHEREOF, each of the Guarantors have caused this Reaffirmation to be duly executed and delivered by its respective officer thereunto duly authorized as of the date first above written.

Aboard Publishing, Inc.
Anchorage Daily News, Inc.
Belton Publishing Company, Inc.
Biscayne Bay Publishing, Inc.
Cass County Publishing Company
Columbus Ledger-Enquirer, Inc.
Cypress Media, Inc.
East Coast Newspapers, Inc.
Gulf Publishing Company, Inc.
HLB Newspapers, Inc.
Keltatim Publishing Company, Inc.
Keynoter Publishing Company, Inc.
Lee’s Summit Journal, Incorporated
Lexington H-L Services, Inc.
Macon Telegraph Publishing Company
Mail Advertising Corporation
McClatchy Interactive West
McClatchy Investment Company
McClatchy Newspapers, Inc.
McClatchy U.S.A., Inc.
Miami Herald Media Company
Newsprint Ventures, Inc.
Nittany Printing and Publishing Company
Nor-Tex Publishing, Inc.
Olympic-Cascade Publishing, Inc.
Pacific Northwest Publishing Company, Inc.
Star-Telegram, Inc.
Tacoma News, Inc.
The Bradenton Herald, Inc.
The Charlotte Observer Publishing Company
The News and Observer Publishing Company
The State Media Company
The Sun Publishing Company, Inc.
Tribune Newsprint Company
Wichita Eagle and Beacon Publishing Company, Inc.
Wingate Paper Company

All By:
Name:	Elaine Lintecum
Title:	Vice President

5	Guaranty Reaffirmation

McClatchy Interactive LLC
McClatchy Management Services, Inc.
Quad County Publishing, Inc.

All By:
Name:	Elaine Lintecum
Title:	President

Bellingham Herald Publishing, LLC
Idaho Statesman Publishing, LLC
Olympian Publishing, LLC

All By:	Pacific Northwest Publishing Company, Inc.,
its Sole Member

By:
Name:	Elaine Lintecum
Title:	Vice President

Cypress Media, LLC

By:	Cypress Media, Inc.,
its Sole Member

By:
Name:	Elaine Lintecum
Title:	Vice President

San Luis Obispo Tribune, LLC

By:	The McClatchy Company,
its Sole Member

By:
Name:	Elaine Lintecum
Title:	Chief Financial Officer

6	Guaranty Reaffirmation

Schedule I
to
Commitment Reduction and
Amendment and Restatement Agreement

Revised Commitments of the Continuing Lenders

On file with the Administrative Agent

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